Exhibit 1A-6B

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of December 9, 2014 (the “Effective Date”), is made by and among Harbor Therapeutics, Inc., a Delaware corporation (“Seller”), Harbor Diversified, Inc., a Delaware corporation (“Parent”), and Reserva, LLC (“Buyer”). Buyer, Parent and Seller may be referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Buyer desires to purchase and assume from Seller and Seller desires to sell and assign to Buyer the Acquired Assets and the Assumed Liabilities on the terms and conditions set forth herein; and

WHEREAS, Seller is the wholly-owned subsidiary of Parent and Parent owns 100% of the issued and outstanding shares of capital stock of Seller.

NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, conditions, agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS; INTERPRETATION

Section 1.1.     Definitions. The capitalized terms used in this Agreement have the respective meanings ascribed to them as follows:

“Acquired Assets” has the meaning set forth in Section 2.2(a).

“Action” means any claim, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before or otherwise involving, any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such first Person. For purposes of this definition, a Person shall be deemed, in any event, to control another Person if it (a) owns or controls, directly or indirectly, or has the ability to direct or cause the direction or control of, more than 50% of the voting equity of the other Person, or (b) has the ability to direct, cause the direction of, or control the actions of such other Person, whether through direct or indirect ownership of voting equity, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble hereof.

“Applicable Law” means any applicable supra-national, federal, state, regional, local or foreign constitution, treaty, law, statute, ordinance, rule, regulation, interpretation, directive, policy, administrative code, guidance, order, writ, award, decree, injunction, judgment, stay or restraining order of any Governmental Authority, the terms of any Permit, and any other ruling or decision of, agreement with or by, or any other requirement of, any Governmental Authority.

“Assumed Contracts” means the CIPI Agreements and all other Contracts that solely relate to the Purchased Intellectual Property.

“Assumed Liabilities” has the meaning set forth in Section 2.3(a).

“Business Day” means any day excluding Saturdays, Sundays and any day that is a legal holiday under the laws of the United States or that is a day on which banking institutions located in New York City, New York are authorized or required by Applicable Law or other governmental action to close.

“Buyer” has the meaning set forth in the preamble hereof.

“Buyer Recipient” has the meaning set forth in the definition of Seller Confidential Information.

“CIPI Agreements” means those certain License Agreements, related to HE2000, HE3235, and HE3286, respectively, each effective December 22, 2010 between Seller (as assignee of Harbor Biosciences, Inc.) and China Institute of Pharmaceutical Industry (“CIPI”), and that certain Non-Exclusive Distribution Agreement effective December 22, 2010 between Seller (as assignee of Harbor Biosciences, Inc.) and CIPI.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contracts” shall mean contracts, leases, indentures, agreements, commitments, purchase orders and all other legally binding arrangements, whether in existence on the date hereof or subsequently entered into, including all amendments thereto.

“Control” including its various tenses and derivatives (such as “Controlled” and “Controlling”) means (a) when used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise, (b) when used with respect to any security, the possession, directly or indirectly, of the power to vote, or to direct the voting of, such security or the power to dispose of, or to direct the disposition of, such security, and (c) when used with respect to any Intellectual Property, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to Exploit, assign or grant a license, sublicense or other right to or under such Intellectual Property.

“Effective Date” has the meaning set forth in the preamble hereto.

“Excluded Liabilities” has the meaning set forth in Section 2.3(c).

“Exploit” or “Exploitation” means to make, have made, import, use, sell, offer for sale, or otherwise dispose of, including all discovery, research, development, registration, modification, enhancement, improvement, manufacture, storage, formulation, optimization, importation, exportation, transportation, distribution, commercialization, promotion and marketing activities related thereto.

“Governmental Authority” means any supra-national, federal, state, local or foreign government, legislature, governmental or administrative agency, department, commission, bureau, board, instrumentality, self-regulatory association or authority, court or other authority of tribunal of competent jurisdiction (including any arbitration or other alternative dispute forum), or any other governmental authority or instrumentality anywhere in the world.

“Intellectual Property” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets, confidential business information and know how, (e) all other proprietary rights, and (f) licenses granting any rights with respect to any of the foregoing.

“Key Assets” has the meaning set forth in Section 3.5.

“Lien” means any lien (statutory or otherwise), security interest, pledge, hypothecation, or mortgage.

“Order” means any writ, judgment, decree, injunction or similar order, including consent orders, of any Governmental Authority (in each such case whether preliminary or final).

“Parent” has the meaning set forth in the preamble hereof.

“Party” or “Parties” has the meaning set forth in the preamble hereto.

“Patents” means (i) all issued, reissued or reexamined patents, revivals of patents, utility models, certificates of invention, registrations of patents and extensions thereof, regardless of country or formal name, issued by the United States Patent and Trademark Office and any other applicable Governmental Authority, and (ii) all published or unpublished non-provisional and provisional patent applications, and reexamination proceedings.

“Permits” means licenses, permits, approvals, concessions, certificates, consents, qualifications, registrations, privileges and other authorizations and rights, including Regulatory Approvals, from or issued by any Governmental Authority, together with any renewals, extensions, or modifications thereof and any additions thereto.

“Person” means a human being, labor organization, partnership, firm, enterprise, association, joint venture, corporation, limited liability company, cooperative, legal representative, foundation, society, political party, estate, trust, trustee, trustee in bankruptcy, receiver or any other organization or entity whatsoever, including any Governmental Authority.

“Purchased Intellectual Property” means all Intellectual Property in Seller’s possession and Control to the extent related to hormone-related sterols for treating medical conditions.

“Related Documents” means, other than this Agreement, all agreements, certificates and documents signed and delivered by any Party in connection with this Agreement.

“Representatives” has the meaning set forth in Section 5.1(a).

“Seller” has the meaning set forth in the preamble hereof.

“Seller Confidential Information” means (a) all financial, technical, commercial, proprietary or other information of Seller, an Affiliate of Seller disclosed by Seller or an Affiliate of Seller to Buyer, its Affiliates or any of its or their officers, directors, employees (or Representatives for purposes of this definition, each a “Buyer Recipient”) in connection with the transactions contemplated by this Agreement that does not relate to the Acquired Assets, (b) each of the provisions contained in this Agreement and the Related Documents, (c) all financial, technical, commercial, proprietary or other information of Seller or an Affiliate of Seller disclosed by Seller or an Affiliate of Seller to any Governmental Authority in connection with any filings or review in connection with the transactions contemplated hereunder not relating to the Acquired Assets; and (d) any third-party confidential information included with, or incorporated in, any information provided by Seller or an Affiliate of Seller to a Buyer Recipient. Notwithstanding the preceding sentence, the definition of Seller Confidential Information does not include any information that (i) is in the public domain at the time of disclosure to a Buyer Recipient or becomes part of the public domain after such disclosure through no fault of such Buyer Recipient, (ii) is already in the possession of a Buyer Recipient at the time of disclosure to such Buyer Recipient and had not been previously provided by Seller or its Affiliates, (iii) is disclosed to a Buyer Recipient by any Person other than by or on behalf of Seller or its Affliates, or their Representatives; provided that, no Buyer Recipient has actual knowledge that such Person is prohibited from disclosing such information (either by reason of contract or legal or fiduciary obligation) or (iv) is developed independently by a Buyer Recipient without the use of any Seller Confidential Information.

“Seller Materials” means any and all clinical drug supply, active pharmaceutical ingredient, samples for stability and clinical samples owned by Seller or its Affiliates located at EMINENT Services Corporation and set forth on Schedule A.

“Seller Patent Rights” means the Patents listed on Schedule B, and any future Patents that claim priority from or the benefit of the filing date of any of the Patents listed on Schedule B, and including any and all extensions, supplementary protection certificates and the like with respect to any of the foregoing.

“Seller Records” means all pre-clinical, clinical and process development data, studies, reports and books and records in the possession of Seller or its Affiliates relating to research or development of hormone-related sterols for treating medical conditions by Seller or its Affiliates.

“Seller’s Knowledge” (and similar phrases) means the actual knowledge of any senior executive officer of Seller or Harbor Diversified, Inc.

“Seller Trademark Rights” means the issued, pending and abandoned U.S. and foreign trademarks and trademark applications listed in Schedule C.

“Tax” or “Taxes” means any and all taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including income, estimated income, gross receipts, profits, business, license, occupation, franchise, capital stock, real or personal property, sales, use, transfer, value added, employment or unemployment, social security, disability, alternative or add-on minimum, customs, excise, stamp, environmental, commercial rent or withholding taxes, and shall include any liability for Taxes of any other Person under Applicable Law, as a transferee or successor, by contract or otherwise.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement relating to Taxes, including any schedule or attachment thereto, filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Tax authority.

“Transfer Taxes” has the meaning set forth in Section 5.2(a).

Section 1.2.     Interpretation.

(a)     Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

(b)     Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) “or” and “any” are not exclusive and the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation;” (iii) a reference to any contract includes supplements and amendments; (iv) a reference to an Applicable Law includes any amendment or modification to such Applicable Law; (v) a reference to a Person includes its successors, heirs and permitted assigns; (vi) a reference to one gender shall include any other gender; (vii) a reference in this Agreement to an Article, Section, Exhibit or Schedule is to the referenced Article, Section, Exhibit or Schedule of this Agreement; and (viii) “hereunder,” “hereof,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision.

(c)     The Parties hereto agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

ARTICLE II
PURCHASE AND SALE

Section 2.1.     Purchase and Sale of Assets; Purchase Price.

(a)     Purchase and Sale of Assets; Purchase Price. Pursuant to the terms and subject to the conditions of this Agreement, on the date hereof, Seller shall (and, as applicable, shall cause its Affiliates to) sell, transfer and assign to Buyer, free and clear of all Liens, and Buyer shall purchase and acquire from Seller (and its Affiliates, as applicable), all of Seller’s right, title and interest in, to and under all of the Acquired Assets. In consideration of the sale, conveyance, delivery, transfer, and assignment of the Acquired Assets to Buyer and Seller’s other covenants and obligations hereunder, on the date hereof, Buyer shall deliver to Seller $2,500,000.00 (the “Purchase Price”), payable by wire transfer of immediately available U.S. funds.

Section 2.2.     Acquired Assets; Excluded Assets.

(a)     Acquired Assets. The term “Acquired Assets” means:

(i)     all of Seller’s right, title and interest in and to the Seller Materials;

(ii)     all of Seller’s right, title and interest in and to the Purchased Intellectual Property, including all of Seller’s right, title and interest in and to the Seller Patent Rights and all of Seller’s right, title and interest in and to the Seller Trademark Rights;

(iii)     Seller’s rights in and to the Assumed Contracts;

(iv)     all of Seller’s right, title and interest in and to the Seller Records;

(v)     all claims, counterclaims, credits, causes of action, choses in action, rights of recovery, and rights of indemnification or setoff against third-parties and other claims arising out of or relating primarily to any Acquired Assets or the Assumed Liabilities and all other intangible property rights that primarily relate to any Acquired Assets or the Assumed Liabilities; and

(vi)     all goodwill of or related to the Purchased Intellectual Property.

(b)     Excluded Assets. Notwithstanding Section 2.2(a), Buyer shall not acquire from Seller pursuant to this Agreement any properties and assets of Seller other than the Acquired Assets. If as a result of the transactions contemplated by this Agreement Buyer comes into possession of intangible or physical assets of Seller or its Affiliates, or intangible or physical assets of third parties, Buyer shall promptly notify Seller, and work with Seller in good faith to return such assets to Seller, at Seller’s cost. Nothing in this Agreement shall be construed as an attempt by Seller or its Affiliates to assign any Contract to the extent that such Contract is not assignable without the necessary consent of the other party or parties thereto.

Section 2.3.     Assumed Liabilities; Buyer Not Successor to Seller; Excluded Liabilities.

(a)     Assumed Liabilities. Pursuant to the terms and subject to the conditions of this Agreement, on the date hereof, Seller shall sell, convey, transfer and assign to Buyer, and Buyer shall assume from Seller, only the Assumed Liabilities. “Assumed Liabilities” means:

(i)     any and all liabilities with respect to the Acquired Assets, including without limitation, the Assumed Contracts and any and all liabilities and outstanding payments required to prosecute and maintain the Seller Patent Rights, including in reexamination, reissue, litigation, interference, opposition or nullity actions or the like, arising after the Effective Date;

(ii)     any and all liabilities and outstanding payments required to prosecute and maintain the Seller Patent Rights prior to the Effective Date, including in reexamination, reissue, litigation, interference, opposition or nullity actions or the like; provided, however, that Seller shall retain liability for any and all liabilities and obligations required to be paid or performed prior to the Effective Date, to prosecute and maintain Key Assets, that are due and payable or to have been performed prior to the Effective Date; and

(iii)     any and all liabilities with respect to planned or ongoing clinical trial activities relating to the Purchased Intellectual Property.

(b)     Buyer Not Successor to Seller. Notwithstanding anything herein to the contrary, in no event shall Buyer be deemed to have assumed any liability or obligation (including a liability or obligation that, but for this sentence, would be deemed to be an Assumed Liability) where the existence or nature of such liability or obligation constitutes or arises out of a breach or inaccuracy of any representation or warranty or the non-fulfillment or breach of any covenant, agreement or obligation of Seller hereunder.

(c)     Excluded Liabilities. Buyer shall not be the successor to Seller, and Buyer expressly does not assume and shall not become liable to pay, perform or discharge, any liability, obligation or commitment whatsoever of Seller or of any of the Acquired Assets other than the Assumed Liabilities. All liabilities, obligations or commitments other than the Assumed Liabilities are referred to herein as the “Excluded Liabilities.” Seller shall pay, perform and discharge when due, all of the Excluded Liabilities.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER AND PARENT

Seller and Parent, jointly and severally, represent and warrant to Buyer, as of the date hereof, as follows, with each such representation and warranty subject only to such exceptions, if any, as are set forth in the particular disclosure schedule numbered and captioned to correspond to, and referenced in, such representation or warranty:

Section 3.1.     Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

Section 3.2     Authority; Binding Agreements. The execution and delivery by Seller and Parent of this Agreement and the Related Documents to which each is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Seller and Parent, including, but not limited to, any required stockholder approvals. Each of Seller and Parent has all requisite power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Seller and Parent, as the case may be. This Agreement and the Related Documents to which Seller and Parent are or will become a party are, or upon execution and delivery by Seller and Parent thereof will be, the valid and binding obligations of Seller and Parent, as the case may be, enforceable against Seller and Parent, as the case may be, in accordance with their respective terms, subject to laws of general application relating to the rights of creditors generally.

Section 3.3.     Conflicts; Consents. The execution and delivery by Seller and Parent of this Agreement and the Related Documents to which Seller and Parent are or will become a party, the consummation of the transactions contemplated hereby and thereby and compliance by Seller and Parent with any of the provisions hereof and thereof do not and will not conflict with or result in a breach of the certificate of incorporation, bylaws or other constitutive or organizational documents of Seller.

Section 3.4.     Governmental Authorizations. No consent, approval or authorization of, or registration, declaration or other similar action in respect of, or filing with, any Governmental Authority is required to be obtained or made by or with respect to Seller or Parent in connection with the execution, delivery and performance of this Agreement, the Related Documents or the consummation of the transactions contemplated hereby and thereby.

Section 3.5.     Good Title. (i) Seller has good and marketable title to the Purchased Intellectual Property that is set forth on Schedule 3.5 (the “Key Assets”), free and clear of all Liens and has the complete and unrestricted power and unqualified right to sell, convey, deliver, transfer and assign to Buyer, as applicable, the Key Assets; (ii) there are no adverse claims of ownership to the Key Assets; (iii) Seller has not received written notice that any Person has asserted a claim of ownership or right of possession or use in or to any of the Key Assets; (iv) to the Seller’s Knowledge, Seller’s use of the Key Assets does not violate, infringe, misappropriate, misuse or otherwise conflict with any intellectual property rights of any Person; (v) except as set forth on Schedule 3.5 relating to WO/PCT applications, none of the Key Assets have been cancelled, abandoned or otherwise terminated and all renewal and maintenance fees in respect thereof that are due and payable prior to the Effective Date have been duly paid; and (vi)  to the Seller’s Knowledge, Seller has the exclusive right to file, prosecute and maintain all applications and registrations with respect to the Key Assets. Buyer will acquire from Seller, good and marketable title to all of the Key Assets, free and clear of all Liens.

Section 3.6.     Litigation. There is no Action pending, or to Seller’s Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Seller’s Knowledge, threatened, that affects Seller or Parent or the Acquired Assets or that could reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by Seller or Parent of the transactions contemplated by this Agreement or the Related Documents, nor has Seller been notified in writing of any reasonable basis on which any Action may be brought in the future that affects Seller, nor has Seller been notified of any reasonable basis on which any Action may be brought in the future that adversely affects the Acquired Assets. There is no outstanding Order of any Governmental Authority against Seller relating to the Acquired Assets or that delays the ability of Seller to perform its obligations hereunder or under any Related Document.

Section 3.7.     Disclaimers.

(a)     IT IS UNDERSTOOD AND AGREED THAT, UNLESS EXPRESSLY STATED IN THIS AGREEMENT, SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE ACQUIRED ASSETS, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, ENORCEABILITY OR NON-INFRINGEMENT. BY WAY OF CLARIFICATION, NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO BE A REPRESENTATION AS TO VALIDITY, ENFORCEABILITY AND, EXCEPT AS SET FORTH IN SECTION 3.5(IV), NON-INFRINGEMENT.

(b)     BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT UPON CLOSING SELLER SHALL SELL AND CONVEY ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO THE ACQUIRED ASSETS TO BUYER AND BUYER SHALL ACCEPT THE ACQUIRED ASSETS “AS IS, WHERE IS, WITH ALL FAULTS.” BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTEES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ACQUIRED ASSETS OR RELATING THERETO MADE OR FURNISHED BY SELLER OR ITS REPRESENTATIVES, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT. BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE ACQUIRED ASSETS ARE BEING SOLD “AS IS, WHERE IS, WITH ALL FAULTS.”

(c)     BUYER ACKNOWLEDGES THAT SOME OR ALL OF THE SELLER PATENT RIGHTS NOT PART OF THE KEY ASSETS AND THE SELLER TRADEMARK RIGHTS HAVE BEEN ABANDONED, EXPIRED, OR ARE OTHERWISE NO LONGER VALID. BY WAY OF CLARIFICATION, WITH RESPECT TO SELLER PATENT RIGHTS AND SELLER TRADEMARK RIGHTS NOT LISTED ON SCHEDULE 3.5, THE INCLUSION OF SUCH RIGHTS NOT PART OF THE KEY ASSETS ON SCHEDULE B OR SCHEDULE C IS NOT TO BE CONSTRUED AS A REPRESENTATION OR WARRANTY AS TO THEIR EXISTENCE.

(d)     EXCEPT FOR ANY EXPRESS OBLIGATIONS OF THE SELLER SET FORTH IN THIS AGREEMENT, THE SELLER HAS NO FURTHER OBLIGATIONS WITH RESPECT TO THE ACQUIRED ASSETS.

(e)     BUYER ACKNOWLEDGES THAT SOME OF THE ACQUIRED ASSETS MAY CONTAIN THIRD-PARTY INTELLECTUAL PROPERTY THAT MAY HAVE BEEN LICENSED BY SELLER OR OTHERWISE ACQUIRED BY SELLER. BUYER UNDERSTANDS THAT SELLER MAY BE UNABLE TO TRANSFER INTELLECTUAL PROPERTY BELONGING TO, OWNED OR OTHERWISE RESTRICTED BY A THIRD-PARTY WITHOUT THE EXPRESS WRITTEN CONSENT OF THAT PARTY, WHICH WILL NOT BE OBTAINED OR SOUGHT BY SELLER AS A PART OF THIS AGREEMENT.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller and Parent, as of the date hereof, as follows:

Section 4.1.     Organization, Standing and Power. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

Section 4.2.     Authority; Binding Agreements. The execution and delivery by Buyer of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Buyer. Buyer has all requisite power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Buyer. This Agreement and the Related Documents to which Buyer is or will become a party are, or upon execution and delivery thereof will be, the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, subject to laws of general application relating to the rights of creditors generally.

Section 4.3.     Litigation. There is no Action pending, or to Buyer’s Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Buyer’s Knowledge, threatened, that could reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by Buyer of the transactions contemplated by this Agreement or the Related Documents.

ARTICLE V
ADDITIONAL AGREEMENTS

Section 5.1.     Confidentiality.

(a)     Buyer Confidentiality Agreement. Buyer shall and shall cause its Affiliates and its and their respective officers, directors, employees, counsel, accountants, financial advisors, lenders and other agents and representatives (collectively, “Representatives”) to: (i) protect the Seller Confidential Information with at least the same degree of care, but no less than reasonable care, with which it protects its own most sensitive confidential information and not disclose or reveal any Seller Confidential Information to any Person other than to Buyer’s or its Affiliates’ respective Representatives, including financial advisors, current and prospective lenders and investors who need to know Seller Confidential Information in connection with the performance of this Agreement or any document to be delivered hereunder or for the purpose of evaluating the transactions contemplated hereby, except to the extent that disclosure of such Seller Confidential Information has been consented to in writing by Seller; and (ii) not use Seller Confidential Information for any purpose other than (A) in connection with the evaluation or consummation of the transactions contemplated by this Agreement; (B) to enforce Buyer’s rights and remedies under this Agreement; or (C) as required to be disclosed under Applicable Law (provided, that prompt notice of such disclosure will be given as far in advance as reasonably possible to Seller to give Seller an opportunity to determine whether disclosure is required and to assess the extent of Seller Confidential Information required to be disclosed). Buyer acknowledges that certain aspects of the Seller Confidential Information may constitute material non public information and, therefore, Buyer shall not, and shall cause its Affiliates and its and their Representatives not to, trade in the securities of the Seller’s Affiliates. The obligations of Buyer under this Section 5.1(a) shall survive the Effective Date.

(b)     Interpretation. Buyer acknowledges and agrees that the provisions of this Section 5.1 are necessary and reasonable to protect Seller and are a material inducement to Seller’s execution and delivery of this Agreement. Buyer hereby waives any right to assert that any provision of law renders the restrictions contained in this Section 5.1 as invalid, illegal or unenforceable in any respect.

(c)     Equitable Relief. Buyer acknowledges and agrees that a breach of this Section 5.1 may cause irreparable damage and great loss to Seller or its Affiliates, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach may be inadequate. Accordingly, Buyer acknowledges and agrees that in the event of such a breach, Seller shall be entitled to seek equitable relief, including injunctive relief, without posting bond or other security and without a showing of the inadequacy of monetary damages as a remedy.

Section 5.2.     Certain Tax Matters.

(a)     Transfer Taxes. All recordation, transfer, documentary, excise, sales, value added, use, stamp, conveyance or other similar Taxes, duties or governmental charges, and all recording or filing fees or similar costs, imposed or levied by reason of, in connection with or attributable to this Agreement and the Related Documents or the transactions contemplated hereby and thereby (collectively, “Transfer Taxes”) shall be borne equally by Seller and Buyer; provided, however, that Buyer and Seller shall reasonably cooperate with one another to lawfully minimize such Taxes. In the case of Transfer Taxes for which Buyer is liable to the applicable taxing authority, on the Effective Date Seller shall pay to Buyer 50% of the amount of such Transfer Taxes as reasonably estimated by Buyer, with subsequent additional payments by Seller to Buyer or refunds by Buyer to Seller of amounts previously paid by Seller in the event it is subsequently determined that the amount of the subject Transfer Taxes was more or less than the estimated amounts.

(b)     Tax Withholding. Buyer and Seller agree that all payments under this Agreement will be made without any deduction or withholding for or on account of any Taxes or other amounts unless required by Applicable Law. In the event Buyer determines that it is required under Applicable Law to withhold and pay any Tax to any revenue authority in respect of any payments made to Seller, the amount of such Tax shall be deducted by Buyer and paid to the relevant revenue authority, and Buyer shall notify Seller thereof and shall promptly furnish to Seller all copies of any Tax certificate or other documentation evidencing such withholding. Buyer shall not be required to pay any additional amounts to Seller in respect of any amounts paid to any revenue authority pursuant to the immediately preceding sentence. In the event that any withholding Tax shall subsequently be found to be due, payment of such Tax shall be the responsibility of Seller. The Parties agree to reasonably cooperate with each other, including by completing or filing documents required under the provisions of any applicable income tax treaty or Applicable Law, to claim any applicable exemption from, or reduction of, any such applicable Taxes.

(c)     Bulk Sales. Seller and Buyer hereby waive compliance with any Applicable Laws with respect to “bulk sales” applicable to the sale to Buyer of the Acquired Assets by Seller.

(d)     Cooperation and Exchange of Information. Each of Seller and Buyer shall provide the other with such assistance as may reasonably be requested by the other Party in connection with the preparation of any Tax Return.

Section 5.3.     Cooperation in Patent Transfer and Assignment. Upon the reasonable request of Buyer, and at Buyer’s sole expense, Seller and its patent attorneys and agents will cooperate with Buyer following the Effective Date to prepare any additional documentation required to record and give effect to the assignment of the Purchased Intellectual Property in accordance with this Agreement. In addition, upon the reasonable request of Buyer, Seller will cooperate with Buyer as Buyer compiles docketing information relating to the Key Assets, and in connection therewith, will forward correspondence it receives relating to the Key Assets to Buyer promptly, and as reasonably requested by Buyer, will contact the United States Patent and Trademark Office and foreign associates to change the addressee of their correspondence relating to Key Assets to Buyer.

Section 5.4.     Compliance with Laws. Each Party shall perform, and shall ensure that its Affiliates, sublicensees and contractors perform, the activities for which such Party is responsible under this Agreement and all other activities required or permitted under this Agreement in compliance, in all material respects, with all Applicable Laws and regulations.

Section 5.5.     Further Assurances. Each Party shall, and shall cause its Affiliates to, at any time and from time to time, upon the request of the other Parties, and at the requesting Party’s expense, execute, acknowledge, deliver and file, or cause to be executed, acknowledged, delivered and filed, all such further documents as may be reasonably required for carrying out the purposes of this Agreement and the Related Documents and the consummation of the transactions contemplated hereby and thereby.

ARTICLE VI
CONDITIONS PRECEDENT TO CLOSING

Section 6.1.     Conditions Precedent to the Obligations of Buyer. The obligation of the Buyer to consummate the transactions described in this Agreement and any and all liability of the Buyer to the Seller shall be subject to the fulfillment on or before the closing of the following conditions precedent, each of which may be waived by the Buyer in its sole discretion:

(a)     Closing Documents. The Seller shall have delivered to the Buyer (i) an Intellectual Property Transfer and Assignment Agreement in substantially the form of Exhibit A attached hereto, (ii) a Bill of Sale in substantially the form of Exhibit B attached hereto, and (iii) such other documents and instruments as the Buyer or its counsel may reasonably request.

Section 6.2.     Conditions Precedent to the Obligations of Seller. The obligation of the Seller to consummate the transactions described in this Agreement and any and all liability of the Seller to the Buyer shall be subject to the fulfillment on or before the closing of the following conditions precedent, each of which may be waived by the Seller in its sole discretion:

(a)     Closing Documents. The Buyer shall have delivered to the Seller (i) the Assignment and Assumption Agreement substantially in the form of Exhibit C attached hereto, pursuant to which, subject to the provisions of Section 2.3, it shall assume and agree to pay, perform and discharge the Assumed Liabilities and (ii) such other documents and instruments as the Seller or its counsel may reasonably request.

ARTICLE VII
INDEMNIFICATION AND LIMITATION OF LIABILITY

Section 7.1.     Indemnification by Seller and Parent. Seller and Parent hereby agree to, jointly and severally, indemnify, defend and hold harmless Buyer and any of its Affiliates or Representatives (collectively, “Purchaser Indemnitee”), from and against any and all losses, liabilities, damages, judgments, costs and expenses, including, without limitation, attorneys' fees and court costs resulting from any claim asserted, action or suit (“Claims”) brought by third-parties against Purchaser Indemnitees arising out of or related to: (i) Seller’s use of the Acquired Assets before the Effective Date; (ii) Seller’s gross negligence or willful misconduct; (iii) breach of Seller’s or Parent’s obligations under this Agreement, including Seller’s and Parent’s representations and warranties; or (iv) Seller’s failure to comply with any Applicable Laws with respect to “bulk sales” applicable to the sale to Buyer of the Acquired Assets by Seller.

Section 7.2.     Indemnification by Buyer. Buyer hereby agrees to indemnify, defend and hold harmless Seller, Parent and any of their Affiliates and Representatives (collectively, “Seller Indemnitee”), from and against any and all Claims brought by third-parties against Seller Indemnitees arising out of or due to: (i) Buyer’s use of the Acquired Assets after the Effective Date; (ii) Buyer’s gross negligence or willful misconduct; or (iii) breach of Buyer’s obligations under this Agreement, including Buyer’s representations and warranties.

Section 7.3.     Limitation of Liability. Except (i) for claims arising under Section 5.1 and (ii) with regard to each Party’s obligation of indemnification of the other Party as expressed in Sections 7.1 and 7.2 above, in no event shall any Party be liable to the other for any special, indirect, consequential, incidental or punitive damages arising out of or in connection with this Agreement, including loss of revenue, loss of actual or anticipated profits, loss of use of money, loss of opportunity, loss of anticipated savings, loss of business, damage to corporate image, reputation or goodwill, whether based upon principles of contract, negligence, tort or otherwise, or for such claims or demands made by any third-parties, even if that Party is advised of the possibility of such loss or damages. Regardless of the forum and regardless of whether any action or claim is based on contract, tort, or otherwise, in no event will Seller’s and/or its Affiliates’ total liability arising out of or in connection with this Agreement and the transactions contemplated by this Agreement exceed $750,000.00 (the “Initial Cap”); provided, however, in the case of a claim arising as a result of any inaccuracy in or breach of any of the representations or warranties of Seller or Parent contained in Sections 3.2 or 3.5 (the “Key Reps”), Seller’s total liability may exceed the Initial Cap by the amount of recoverable losses that result from such inaccuracies in or breach of the Key Reps, but then, regardless of the forum and regardless of whether any action or claim is based on contract, tort, or otherwise, in no event will Seller’s total liability arising out of or in connection with this Agreement and the transactions contemplated by this Agreement exceed $2,500,000.00. The existence of more than one action or claim will not enlarge or extend this limit.

ARTICLE VIII
MISCELLANEOUS

Section 8.1.     Survival of Representations and Warranties. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the closing and shall remain in full force and effect until the date that is twelve (12) months from the Effective Date; provided, however, that the representations and warranties contained in Sections 3.2 and 3.5 shall remain in full force and effect until the date that is five (5) years from the Effective Date. All covenants and agreements of the parties contained herein shall survive the closing indefinitely or for the period explicitly specified therein. For the avoidance of doubt, the Parties hereby agree and acknowledge that the survival period set forth in this Section 8.1 is a contractual statute of limitations and that any claim brought by any Party for a breach of a representation or warranty must be brought on or prior to the expiration of the survival period. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching Party to the breaching Party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 8.2.     Governing Law. Construction and interpretation of this Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Applicable Law of another jurisdiction.

Section 8.3.     Notices. All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in written form, and shall be deemed delivered (a) on the date of delivery when delivered by hand on a Business Day, (b) on the Business Day designated for delivery if sent by reputable overnight courier maintaining records of receipt and (c) on the date of transmission when sent by facsimile, electronic mail or other electronic transmission during normal business hours on a Business Day, with confirmation of transmission by the transmitting equipment; provided, however, that any such communication delivered by facsimile or other electronic transmission shall only be effective if within two Business Days of such transmission such communication is also delivered by hand or deposited with a reputable overnight courier maintaining records of receipt for delivery on the Business Day immediately succeeding such day of deposit. All such communications shall be addressed to the Parties at the address set forth as follows, or at such other address as a Party may designate upon ten (10) days’ prior written notice to the other Parties.

If to Buyer, to:

[_______________]

[_______________]

[_______________]

Attention: [_______________]

Facsimile:  [_______________]

with a copy (which shall not constitute notice) to:

[_______________]

[_______________]

[_______________]

Attention: [______________]

Facsimile:  [______________]

If to Seller to:

Harbor Therapeutics, Inc.

c/o Stradling Yocca Carlson & Rauth, P.C.

4365 Executive Drive, Suite 1500

San Diego, CA 92121

Attention: Mike Brown

Facsimile: (858) 926-3001

If to Parent, to:

Harbor Diversified, Inc.

c/o Stradling Yocca Carlson & Rauth, P.C.

4365 Executive Drive, Suite 1500

San Diego, CA 92121

Attention: Mike Brown

Facsimile: (858) 926-3001

Section 8.4.     Benefits of Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company) and permitted assigns. Each Party shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part of the business and/or assets of such Party, by written agreement in form and substances satisfactory to the other Party, expressly to assume and agree to perform such Party’s indemnification obligations pursuant to this Agreement in the same manner and to the same extent that such Party would be required to perform if no such succession had taken place. This Agreement is for the sole benefit of the Parties hereto and not for the benefit of any third-Person.

Section 8.5.     Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement, nor any consent to or approval of any departure herefrom, shall be effective unless it is in writing and signed by the Party against whom enforcement of any such modification, amendment, waiver, consent or approval is sought. Such modification, amendment, waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. Neither the failure of any Party to enforce, nor the delay of any Party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Parties hereto, shall be deemed to constitute a waiver by the Party taking action of compliance by the other Party with any representation, warranty, covenant, agreement or obligation contained herein.

Section 8.6.     Cumulative Rights. Except as expressly provided herein, the various rights under this Agreement shall be construed as cumulative, and no one of them is exclusive of any other or exclusive of any rights allowed by Applicable Law.

Section 8.7.     Expenses. Each Party shall be responsible for and bear its own costs and expenses with respect to the transactions contemplated herein.

Section 8.8.     Arbitration.

(a)     Except as otherwise expressly provided in this Agreement, any disputes, claims or controversies arising between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, shall be promptly presented to the Chief Executive Officers of Buyer and Seller (or alternative officers designated by Buyer or Seller) for resolution and if such officers cannot promptly resolve such disputes, claims or controversies then such dispute, claim or controversy shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The Party giving such notice shall refrain from instituting the arbitration proceedings for a period of sixty (60) days following such notice.

(b)     Any arbitration hereunder shall be conducted before JAMS, Inc. (“JAMS”), or its successor. The arbitration shall be conducted before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by JAMS unless specifically modified herein. The arbitration shall be located in New York City, New York. The arbitrator shall have the authority to grant specific performance, and to allocate among the Parties the costs of arbitration in such equitable manner as he or she determines.

(c)     The parties covenant and agree that the arbitration shall commence within ninety (90) days of the date on which a written demand for arbitration is filed by any Party (the “Filing Date”). In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each Party and any third-party witnesses. In addition, each Party may take up to three (3) depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each Party shall provide to the others, no later than seven (7) Business Days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a Party’s witnesses or experts. The arbitrator’s decision and award shall be made and delivered within thirty (30) days of the closing of the arbitration hearing. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability.

(d)     The Parties covenant and agree that they will participate in the arbitration in good faith. Any Party unsuccessfully refusing to comply with an order of the arbitrator shall be liable for costs and expenses, including attorneys’ fees, incurred by the other Parties in enforcing the award. Notwithstanding anything to the contrary contained in this Agreement, this Section 8.8 shall not apply to any request by any Party to this Agreement for temporary, preliminary or permanent injunctive relief or other forms of equitable relief.

(e)     Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be.

Section 8.9.     Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any Party hereto without the prior written consent of the other Parties hereto, which consent will not be unreasonably withheld; provided, however, that, upon prior written notice to the other Parties, any Party may assign, sublicense, subcontract or delegate this Agreement and any or all of its rights and obligations under this Agreement (i) to any of its Affiliates, (ii) in connection with a merger, consolidation, sale of substantially all of such Party’s assets or (iii) otherwise by operation of Applicable Law without the prior written consent of the other Parties. Any attempted assignment, sublicense, subcontract or delegation in violation of this Section 8.9 shall be null and void.

Section 8.10.     Enforceability; Severability. If any covenant or provision hereof is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision hereof if the rights and obligations of a Party hereto will not be materially and adversely affected, each of which is hereby declared to be separate and distinct. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable. If any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the Parties hereto agree to modify the offending provision so as to maintain the essential benefits of the bargain (including the rights and obligations hereunder) among the Parties to the maximum extent possible, consistent with Applicable Law and public policy.

Section 8.11.     Entire Agreement. This Agreement, together with the Schedules and Exhibits expressly contemplated hereby and attached hereto, the Related Documents and the other agreements, certificates and documents delivered in connection herewith or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement among the Parties with respect to the transactions contemplated by this Agreement and supersede all prior agreements or understandings among the Parties with respect to the subject matter hereof.

Section 8.12.     Publicity. Neither Buyer on the one hand, nor Seller or Parent on the other hand, shall without the written consent of the other (the giving of which consent shall be at the sole discretion of that Party) advertise, publicly announce or provide to any other person information relating to the existence or details of this Agreement or the transactions contemplated thereby.

Section 8.13.     Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

Reserva, LLC

By:
Name:	Terren Peizer
Title:	Chairman & Managing Member

Harbor Therapeutics, Inc.

By:	/s/ Salvatore Zizza
Name:	Salvatore Zizza
Title:	Chairman

Harbor Diversified, Inc.

By:	/s/ Salvatore Zizza
Name:	Salvatore Zizza
Title:	Chairman

[Signature Page to Asset Purchase Agreement]

SCHEDULE A

SELLER MATERIALS

EMINENT
SERVICES CORPORATION

Harbor Therapeutics, Inc.
INVENTORY REPORT (REGULAR)
As of 10/31/2014

Item Name	EMINENT Sample #	Lot # M/E/R Date	Manufacturer Protocol # / Comments	Balance	ST Temp Location	
16alpha-Bromoepiandrosterone (HH), RS BULK 1.000 G PACK	0007-00508	JAL1875/I	Hovione Sociedade Quimica SA NONE	88.180	2 - 8°C 1QR-007-4	
5-androstene-3b, 17b-diol 1.000 KG EACH	0007-01648	17HS03,HQ00005	Hovione Sociedade Quimica SA NONE	12.700	20 - 25°C 2QA-024-2	*
HE3235 Drug Substance, Micronized BULK 1.000 G (HE3235.API.0026)	0007-01513	P-1609-M4 03/27/08 (M)	EMINENT Services Corporation NONE	197.120	20 - 25°C 2QA-024-2	*
HE3235 Drug Substance, Reference Standard 1.000 G	0007-01431	1117-158-001 06/12/07 (M)	HOLLIS-EDEN Pharmaceuticals, Inc. NONE	10.080	20 - 25°C 1QA-006-4	
HE3286 (HERF111) 5.000 MG CAPS 1.000 EACH CAPS (HE3286.111.0041)	0007-01532	08B0390 05/15/08 (M)	EMINENT Services Corporation NONE	4,275.000	20 - 25°C 2QA-024-2	*
HE3286 (HERF405) Suspension 10.000 MG/ML 250.000 ML BOT	0007-01651	13B0105 03/08/13 (M)	EMINENT Services Corporation NONE	2.000	2 - 8°C 1RR-005-5	
HE3286 Drug Substance BULK 1.000 G BOT (HE3286.API.0005)	0007-01193	1130-049-001	HOLLIS-EDEN Pharmaceuticals, Inc. NONE	270.000	20 - 25°C 1RA-006-3	*
HE3286 Drug Substance, Micronized BULK 1.000 G BOT (HE3286.API.0024)	0007-01461	P-1604-M3 12/04/07 (M)	EMINENT Services Corporation NONE	477.350	20 - 25°C 1RA-006-4	
HE3286 Drug Substance, Micronized BULK 1.000 G BOT (HE3286.API.0024)	0007-01526	P-1604-M4 04/28/08 (M)	EMINENT Services Corporation NONE	723.380	20 - 25°C 2QA-024-2	*
HE3286 Drug Substance, Unmicronized BULK 1.000 G (HE3286.API.0023)	0007-01555	P-1641 05/12/08 (M)	HOLLIS-EDEN Pharmaceuticals, Inc. NONE	1,919.000	20 - 25°C 2QA-024-2	*
HE3286 Drug Substance, Unmicronized BULK 1.000 G (HE3286.API.0023)	0007-01556	P-1641 05/12/08 (M)	HOLLIS-EDEN Pharmaceuticals, Inc. NONE	2,950.000	20 - 25°C 2QA-024-2	*
HE3286 Drug Substance, Unmicronized BULK 1.000 G (HE3286.API.0023)	0007-01557	P-1641 05/12/08 (M)	HOLLIS-EDEN Pharmaceuticals, Inc. NONE	2,922.000	20 - 25°C 2QA-024-2	*
HERF405 Vehicle 0.000 MG/ML 100.000 ML BOT	0007-01653	13B0104 03/08/13 (M)	EMINENT Services Corporation NONE	1.000	2 - 8°C 1RR-004-3	
HERF405 Vehicle 0.000 MG/ML 250.000 ML BOT	0007-01650	13B0104 03/08/13 (M)	EMINENT Services Corporation NONE	2.000	2 - 8°C 1RR-005-5	

* Indicates the Sample is in Quarantine

** End of Report **

No of Records: 14

Rev. 051912

Page 1 of 1

EMINENT SERVICES CORPORATION

Harbor Therapeutics, Inc.
INVENTORY REPORT (OTHER)
As of 10/31/2014

Item Name	EMINENT Sample #	Lot # M/E/R Date	Manufacturer Protocol # / Comments	Balance	ST Temp Location	
16alpha-Bromoepiandrosterone BULK 1.000 G DRUM	0007-01656	17HS01.HQ00003 08/01/01 (M)	Hovione Sociedade Quimica SA NONE	416.000	20 - 25°C FL-001-03	*

* Indicates the Sample is in Quarantine

** End of Report **

No of Records: 1

Rev 051912

Page 1 of 1

SCHEDULE B

SELLER PATENT RIGHTS

U.S. Patent Office Customer No. 26551

Patent applications and issued patents

Application	Patent No.	Publication No.	Attorney Docket No.	Filing or 371(c) Date
PCT/US13/70754	-	-	354.2 WO	11-19-2013
PCT/US00/26848	-	-		09-28-2000
PCT/US13/50768	-	-	353.2 WO	07-16-2013
PCT/US11/65552	-	-	348.2 WO	12-16-2011
PCT/US11/65482	-	-	350.1 WO	12-16-2011
PCT/US11/65298	-	-	346.1 WO	12-15-2011
PCT/US10/58449	-	-	351.5 WO	11-30-2010
PCT/US09/58260	-	-	345.5 WO	09-24-2009
PCT/US09/46477	-	-	342.1 WO	06-05-2009
PCT/US09/39567	-	-	340.1 WO	04-03-2009
PCT/US09/33280	-	-	338.2 WO	02-05-2009
PCT/US08/73933	-	-	333.1WO	08-21-2008
PCT/US07/67235	-	-	323.6 WO	04-23-2007
PCT/US05/35786	-	-	318.3 WO	10-03-2005
PCT/US05/35020	-	-	314.3 WO	09-29-2005
PCT/US04/09739	-	-	302.1 WO	03-30-2004
61/775,086	-	-	354.1P	03-08-2013
61/684,140	-	-	359P	08-17-2012
61/672,162	-	-	353P	07-16-2012
61/668,294	-	-	358P	07-05-2012
61/506,517	-	-	354P	07-11-2011
61/495,891	-	-	356.1P	06-10-2011
61/495,305	-	-	356P	06-09-2011
61/493,267	-	-	355P	06-03-2011
61/424,173	-	-	348.1RP	12-17-2010
61/424,156	-	-	350RP	12-17-2010
61/423,457	-	-	346RP	12-15-2010
61/266,483	-	-	351.4P	12-03-2009
61/266,416	-	-	351.3P	12-03-2009
61/266,291	-	-	351.2P	12-03-2009
61/266,092	-	-	351.1P	12-02-2009

61/265,294	-	-	351P	11-30-2009
61/262,133	-	-	350P	11-17-2009
61/262,101	-	-	348.1P	11-17-2009
61/262,092	-	-	348P	11-17-2009
61/262,076	-	-	346P	11-17-2009
61/261,721	-	-	349P	11-16-2009
61/186,360	-	-	345.4P	06-11-2009
61/184,283	-	-	345.3P	06-04-2009
61/162,620	-	-	345.2P	03-23-2009
61/154,715	-	-	347P	02-23-2009
61/104,083	-	-	344P	10-09-2008
61/100,246	-	-	345.1P	09-25-2008
61/099,880	-	-	345P	09-24-2008
61/093,694	-	-	338.1P	09-02-2008
61/059,714	-	-	341P	06-06-2008
61/059,658	-	-	342P	06-06-2008
61/042,240	-	-	340P	04-03-2008
61/039,902	-	-	339P	03-27-2008
61/026,472	-	-	338 P	02-05-2008
61/026,467	-	-	337P	02-05-2008
60/965,730	-	-	333P	08-21-2007
60/891,222	-	-	328.1P	02-22-2007
60/888,058	-	-	330.1P	02-02-2007
60/885,003	-	-	329.1P	01-15-2007
60/868,042	-	-	323.5P	11-30-2006
60/866,700	-	-	323.4P	11-21-2006
60/866,395	-	-	330P	11-17-2006
60/843,112	-	-	323.1P	09-08-2006
60/829,848	-	-	329P	10-17-2006
60/825,569	-	-	323.2P	09-13-2006
60/825,564	-	-	323.3P	09-13-2006
60/825,389	-	-	328P	09-12-2006
60/821,096	-	-	322.1P	08-01-2006
60/820,700	-	-	324P	07-28-2006
60/793,792	-	-	323P	04-22-2006
60/760,791	-	-	322 P	01-19-2006
60/681,611	-	-	317RP	05-16-2005
60/628,252	-	-	318-2P	11-15-2004

60/615,307	-	-	318.1P	10-01-2004
60/614,869	-	-	314.2P	09-29-2004
60/609,223	-	-	314.1P	09-09-2004
60/601,835	-	-	314P	08-12-2004
60/588,195	-	-	318P	07-14-2004
60/572,451	-	-	317P	05-18-2004
60/552,452	-	-	202.16P	03-10-2004
60/550,163	-	-	202.15P	03-03-2004
60/479,257	-	-	202.12P	06-17-2003
60/443,282	-	-	281P2	01-27-2003
60/442,496	-	-	256.2P	01-22-2003
60/408,332	-	-	288P	09-04-2002
60/408,287	-	-	289P	09-04-2002
60/407,146	-	-	202.11P	08-28-2002
60/398,516	-	-	202.10P	07-23-2002
60/377,570	-	-	202.9P	05-01-2002
60/351,866	-	-	281P	01-25-2002
60/343,523	-	-	202.7P	12-20-2001
60/343,452	-	-	256.1P	12-20-2001
60/340,054	-	-	202.5P	11-01-2001
60/338,015	-	-	202.6P	11-08-2001
60/328,738	-	-	271P	10-11-2001
60/326,126	-	-	207.4P	09-26-2001
60/323,016	-	-	202.4P	09-11-2001
60/314,704	-	-	258.6P	08-24-2001
60/272,624	-	-	246 P	03-01-2001
60/271,704	-	-	268P	02-26-2001
60/236,920	-	-	256 P	09-28-2000
60/236,919	-	-	255 P	09-28-2000
60/236,114	-	-	254 P	09-28-2000
60/209,405	-	-	216.1P	06-01-2000
60/209,403	-	-	218.1P	06-01-2000
60/190,140	-	-	202.1AP	03-16-2000
60/177,453	-	-	165 P	01-19-2000
60/167,508	-	-	207 P	12-01-1999
60/167,495	-	-	207.2P	12-01-1999
60/166,116	-	-	208.2P	11-16-1999
60/161,453	-	-	214 P	10-25-1999

60/157,347	-	-	208.1P	09-30-1999
60/157,275	-	-	208P	09-30-1999
60/153,217	-	-	215 P	09-13-1999
60/145,823	-	-	216 P	07-27-1999
60/142,386	-	-	217 P	07-06-1999
60/137,745	-	-	218 P	06-03-1999
60/124,087	-	-	202 P	03-11-1999
60/114,145	-	-	219 P	12-24-1998
60/112,206	-	-	220.P2	12-15-1998
60/110,127	-	-	159 P	11-27-1998
60/109,924	-	-	158 P	11-24-1998
60/109,923	-	-	157 P	11-24-1998
60/107,138	-	-	221 P	11-05-1998
60/095,039	-	-	223.P3	08-03-1998
60/076,662	-	-	223.P2	03-03-1998
60/076,481	-	-	223 P	03-02-1998
60/069,850	-	-	220 P	12-17-1997
60/015,695	-	-	153 P	04-17-1996
14/459,528	-	-	340.1CR	08-14-2014
14/459,493	-	-	340.1DR	08-14-2014
14/027,842	-	US 2014-0018337 A1	202.13C6.1D	09-16-2013
14/027,825	-	US 2014-0018336 A1	202.13C6.1C	09-16-2013
13/943,743	-	-	353.2	07-16-2013
13/919,728	-	US 2013-0338125 A1	338.2D3	06-17-2013
13/919,593	-	US 2013-0345455 A1	338.2D2	06-17-2013
13/919,386	-	US 2013-0345184 A1	338.2D	06-17-2013
13/835,995	-	US 2014-0010806 A1	358.1	03-15-2013
13/734,147	-	US 2013-0164780 A1	335D	01-04-2013
13/664,304	-	US 2013-0066087 A1	342.1D	10-30-2012
13/563,996	-	US 2012-0302537 A1	340.1D	08-01-2012
13/563,982	-	US 2012-0296105 A1	340.1C	08-01-2012
13/328,760	-	US 2012-0252774 A1	348.2	12-16-2011
13/328,374	-	US 2012-0220560 A1	350.1	12-16-2011
13/327,701	-	US 2012-0214987 A1	346.1	12-15-2011
13/306,141	8,367,646	US 2012-0071454 A1	208.3C6C	11-29-2011
13/252,846	-	US 2012-0029260 A1	318.6C	10-04-2011
13/183,275	8,541,600	US 2012-0041016 A1	202.3CC2	07-14-2011
13/107,573	-	US 2011-0218162 A1	202.8DC2	05-13-2011

13/095,528	8,569,275	US 2011-0212935 A1	202.13C6.1	04-27-2011
13/030,326	8,586,770	US 2011-0137057 A1	314.4C	02-18-2011
12/968,028	-	US 2011-0085984 A1	318.5C	12-14-2010
12/957,661	8,076,316	US 2011-0098260 A1	208.3C6	12-01-2010
12/957,273	-	US 2011-0129423 A1	351.5	11-30-2010
12/905,778	-	US 2011-0028711 A1	302.1C5	10-15-2010
12/792,942	7,906,497	US 2010-0240633 A1	208.3C5	06-03-2010
12/732,164	-	US 2010-0227841 A1	352.1	03-25-2010
12/731,692	-	US 2010-0222315 A1	352	03-25-2010
12/634,455	8,106,036	US 2010-0222313 A1	202.2CC3C1	12-09-2009
12/633,721	7,947,846	US 2010-0222425 A1	202.8DC	12-08-2009
12/571,060	8,022,234	US 2011-0009372 A1	202.3CC	09-30-2009
12/566,565	-	US 2010-0075937 A1	345.5	09-24-2009
12/479,626	8,309,746	US 2009-0326251 A1	342.1	06-05-2009
12/418,559	8,252,947	US 2009-0291933 A1	340.1	04-03-2009
12/406,033	7,842,680	US 2009-0181936 A1	302.1C4	03-17-2009
12/405,970	7,638,509	US 2009-0176752 A1	302.1C3	03-17-2009
12/370,510	8,518,922	US 2009-0291932 A1	338.2	02-12-2009
12/272,767	8,486,926	US 2009-0143349 A1	335.2	11-17-2008
12/196,271	-	US 2009-0258850 A1	333.1	08-21-2008
11/942,689	-	US 2008-0153792 A1	335.1	11-19-2007
11/942,664	8,217,025	US 2008-0146532 A1	334.1	11-19-2007
11/941,936	8,354,396	US 2008-0153797 A1	335	11-17-2007
11/941,934	-	US 2008-0221074 A1	334	11-17-2007
11/862,153	7,550,450	US 2008-0070881 A1	302.1D	09-26-2007
11/838,154	7,514,420	US 2008-0004250 A1	302.1C2	08-13-2007
11/837,508	7,462,610	US 2008-0009472 A1	302.1C	08-11-2007
11/835,397	7,863,261	US 2008-0176823 A1	208.3C4	08-07-2007
11/835,394	7,696,189	-	208.3C3	08-07-2007
11/835,367	7,691,835	US 2008-0058301 A1	208.3C2	08-07-2007
11/835,334	7,776,845	US 2008-0021006 A1	208.3C	08-07-2007
11/696,637	-	US 2008-0015174 A1	202.8.1	04-04-2007
11/674,128	7,547,687	US 2007-0275938 A1	202.14C2	02-12-2007
11/674,126	7,482,334	US 2007-0275937 A1	202.14C	02-12-2007
11/564,026	-	US 2007-0275936 A1	202.3C2	11-28-2006
11/552,095	7,723,532	US 2008-0176824 A1	202.2CC3	10-23-2006
11/551,202	-	US 2008-0045490 A1	202.2CC	10-19-2006
11/551,195	-	US 2009-0215737 A1	202.2CC2	10-19-2006

11/549,875	7,935,839	US 2007-0213309 A1	202.13C6	10-16-2006
11/549,825	-	US 2007-0265236 A1	202.13C5	10-16-2006
11/549,615	-	US 2008-0085873 A1	202.13C4	10-13-2006
11/549,606	-	US 2007-0203107 A1	202.13C3	10-13-2006
11/549,580	7,910,571	US 2008-0090791 A1	202.13C	10-13-2006
11/389,319	-	US 2007-0077203 A1	318.6	03-24-2006
11/389,294	7,910,755	US 2007-0077201 A1	314.4	03-25-2006
11/355,561	-	US 2007-0053832 A1	318.5	02-15-2006
11/242,547	-	US 2006-0088473 A1	318.4	10-03-2005
11/241,678	-	US 2006-0073099 A1	318.3	09-30-2005
11/241,670	-	US 2007-0014719 A1	314.3	09-29-2005
11/234,675	-	US 2006-0079492 A1	202.8D	09-23-2005
10/949,782	-	US 2005-0075321 A1	202.2DC4	09-23-2004
10/949,694	-	US 2005-0256095 A1	202.2DC3	09-23-2004
10/890,490	-	US 2005-0159366 A1	202.2DC2	07-13-2004
10/877,911	-	US 2007-0129282 A1	202.3C	06-24-2004
10/876,957	-	US 2005-0282732 A1	202.2DC	06-24-2004
10/814,503	-	US 2004-0242618 A1	302.1	03-30-2004
10/741,929	-	US 2004-0220161 A1	202.2D6	12-19-2003
10/728,400	-	US 2005-0101581 A1	202.14	12-05-2003
10/651,515	-	US 2004-0138187 A1	202.13	08-28-2003
10/607,415	7,524,835	US 2006-0063749 A1	202.2D5	06-25-2003
10/607,035	-	US 2004-0097406 A1	202.2D4	06-25-2003
10/606,524	-	-	202.2D3	06-25-2003
10/602,330	-	US 2004-0220114 A1	202.2D2	06-23-2003
10/526,321	-	-	202.13 US	-
10/329,065	-	US 2004-0116359 A1	202.2D	12-21-2002
10/319,356	7,396,827	US 2004-0043973 A1	202.2C	12-13-2002
10/087,929	-	US 2003-0083231 A1	202.8	03-01-2002
09/820,483	-	US 2003-0060425 A1	202.3	03-29-2001
09/675,470	-	-	214.2	09-28-2000
09/675,323	-	-	208.3	09-28-2000
09/672,687	-	-	257	09-28-2000
09/586,673	-	-	216.1	06-01-2000
09/586,672	-	-	218.1	06-01-2000
09/535,675	6,667,299	-	202.2	03-23-2000
09/519,437	-	-	159.1A	03-03-2000
09/518,986	-	-	157.1A	03-03-2000

09/518,779	-	-	158.1A	03-03-2000
09/461,026	-	-	220	12-15-1999
09/449,184	-	-	158.1	11-24-1999
09/449,042	-	-	159.1	11-24-1999
09/449,004	-	-	157.1	11-24-1999
09/423,467	6,384,251	-	231	11-08-1999
09/174,601	-	-	153.2	10-19-1998
08/327,843	5,424,463	-	240.C4	10-24-1994
08/123,151	-	-	240.C2	09-02-1993
07/575,156	-	-	240	08-29-1990
07/182,480	4,956,355	-	150.2	04-15-1988
07/090,637	-	-	150.1	08-27-1987

Worldwide patent filings

Country	Application Number	Filing Date
Australia	25741/97	17-Apr-1997
Canada	2251733	17-Apr-1997
Peoples Republic of China	97193912.8	17-Apr-1997
EPC	97917365.5	17-Apr-1997
Hong Kong	99105169.6	10-Nov-1999
Israel	126623	17-Apr-1997
Korea, Republic of	708339/1998	17-Apr-1997
Norway	19984851	17-Apr-1997
Patent Cooperation Treaty	IB97/00414	17-Apr-1997
Patent Cooperation Treaty	EP97/05716	16-Oct-1997
United States of America	09174601	19-Oct-1998
United States of America	60015695	17-Apr-1996
ARIPO	AP/P/01/02182	24-Nov-1999
OAPI	OA20011000127	24-Nov-1999
Australia	17453/00	24-Nov-1999
Australia	2004237812	19-Nov-1999
Austria	99960591.8	24-Nov-1999
Belgium	99960591.8	24-Nov-1999
Brazil	PI9915623-7	24-Nov-1999
Canada	2356539	24-Nov-1999
Peoples Republic of China	99813696.4	24-Nov-1999
Cyprus, Republic of	99960591.8	24-Nov-1999
Denmark	99960591.8	24-Nov-1999
EPC	99960591.8	24-Nov-1999
Finland	99960591.8	24-Nov-1999
France	99960591.8	24-Nov-1999
Germany	99960591.8	24-Nov-1999
Greece	99960591.8	24-Nov-1999
Hong Kong	02105184.3	12-Jul-2002

Indonesia	W-00200101128	24-Nov-1999
Indonesia	W-00200801236	24-Nov-1999
Ireland	99960591.8	24-Nov-1999
Israel	142941	24-Nov-1999
Italy	99960591.8	24-Nov-1999
Japan	2000-584896	24-Nov-1999
Korea, Republic of	7006523/2001	24-Nov-1999
Korea, Republic of	7026568/2006	15-Dec-2006
Luxembourg	99960591.8	24-Nov-1999
Mexico	a/2001/005166	24-Nov-1999
Monaco	99960591.8	24-Nov-1999
Netherlands	99960591.8	24-Nov-1999
New Zealand	511720	24-Nov-1999
Patent Cooperation Treaty	US99/28079	24-Nov-1999
Patent Cooperation Treaty	IB99/01879	24-Nov-1999
Portugal	99960591.8	24-Nov-1999
Singapore	200102430-6	24-Nov-1999
South Africa	2001/3852	24-Nov-1999
Spain	99960591.8	24-Nov-1999
Sweden	99960591.8	24-Nov-1999
Switzerland	99960591.8	24-Nov-1999
United Kingdom	99960591.8	24-Nov-1999
United States of America	09449004	24-Nov-1999
United States of America	09518986	03-Mar-2000
United States of America	60109923	24-Nov-1998
ARIPO	AP/P/01/02181	24-Nov-1999
OAPI	OA20011000128	24-Nov-1999
Australia	31052/00	24-Nov-1999
Austria	99965050.0	24-Nov-1999
Belgium	99965050.0	24-Nov-1999
Brazil	PI9915644-0	24-Nov-1999
Canada	2352205	24-Nov-1999
Peoples Republic of China	99813658.1	24-Nov-1999
Cyprus, Republic of	99965050.0	24-Nov-1999
Denmark	99965050.0	24-Nov-1999
EPC	99965050.0	24-Nov-1999
Finland	99965050.0	24-Nov-1999
France	99965050.0	24-Nov-1999
Gambia	AP/P/01/02181	24-Nov-1999
Germany	99965050.0	24-Nov-1999
Ghana	AP/P/01/02181	24-Nov-1999
Greece	99965050.0	24-Nov-1999
Hong Kong	02102267.0	25-Mar-2002
Indonesia	W-00200101129	24-Nov-1999
Ireland	99965050.0	24-Nov-1999
Israel	142942	24-Nov-1999
Italy	99965050.0	24-Nov-1999
Japan	2000584873	24-Nov-1999
Kenya	AP/P/01/02181	24-Nov-1999

Korea, Republic of	7006525/2001	24-May-2001
Lesotho	AP/P/01/02181	24-Nov-1999
Luxembourg	99965050.0	24-Nov-1999
Malawi	AP/P/01/02181	24-Nov-1999
Mexico	a/2001/005170	24-Nov-1999
Monaco	99965050.0	24-Nov-1999
Netherlands	99965050.0	24-Nov-1999
New Zealand	511721	24-Nov-1999
Patent Cooperation Treaty	US99/28082	24-Nov-1999
Patent Cooperation Treaty	IB99/01877	24-Nov-1999
Portugal	99965050.0	24-Nov-1999
Sierra Leone	AP/P/01/02181	24-Nov-1999
Singapore	200102440-5	24-Nov-1999
South Africa	2001/3847	24-Nov-1999
Spain	99965050.0	24-Nov-1999
Sudan	AP/P/01/02181	24-Nov-1999
Swaziland	AP/P/01/02181	24-Nov-1999
Sweden	99965050.0	24-Nov-1999
Switzerland	99965050.0	24-Nov-1999
Tanzania, United Republic of	AP/P/01/02181	24-Nov-1999
Uganda	AP/P/01/02181	24-Nov-1999
United Kingdom	99965050.0	24-Nov-1999
United States of America	09449184	24-Nov-1999
United States of America	09518779	03-Mar-2000
United States of America	60109924	24-Nov-1998
Zimbabwe	AP/P/01/02181	24-Nov-1999
ARIPO	AP/P/01/02167	24-Nov-1999
Canada	2352387	24-Nov-1999
Gambia	AP/P/01/02167	24-Nov-1999
Ghana	AP/P/01/02167	24-Nov-1999
Kenya	AP/P/01/02167	24-Nov-1999
Lesotho	AP/P/01/02167	24-Nov-1999
Malawi	AP/P/01/02167	24-Nov-1999
Patent Cooperation Treaty	US99/28080	24-Nov-1999
Patent Cooperation Treaty	IB99/01883	24-Nov-1999
Sierra Leone	AP/P/01/02167	24-Nov-1999
South Africa	2001/3845	24-Nov-1999
Sudan	AP/P/01/02167	24-Nov-1999
Swaziland	AP/P/01/02167	24-Nov-1999
Tanzania, United Republic of	AP/P/01/02167	24-Nov-1999
Uganda	AP/P/01/02167	24-Nov-1999
United States of America	09449042	24-Nov-1999
United States of America	09519437	03-Mar-2000
United States of America	60110127	27-Nov-1998
Zimbabwe	AP/P/01/02167	24-Nov-1999
United States of America	60156093	24-Sep-1999
United States of America	60164048	08-Nov-1999
United States of America	60177453	19-Jan-2000
ARIPO	AP/P/01/02285	23-Mar-2000

OAPI	OA20011000237	23-Mar-2000
Australia	2003278744	28-Aug-2003
Australia	39190/00	23-Mar-2000
Australia	2005211675	23-Sep-2005
Australia	2002244247	01-Mar-2002
Australia	2008201188	13-Mar-2008
Austria	00918365.8	23-Mar-2000
Belgium	00918365.8	23-Mar-2000
Brazil	PI0009476-5	23-Mar-2000
Canada	CA2496867	28-Aug-2003
Canada	2365081	23-Mar-2000
Canada	2439687	01-Mar-2002
Peoples Republic of China	00805366.9	23-Mar-2000
Peoples Republic of China	0510136279.7	23-Mar-2000
Cyprus, Republic of	00918365.8	23-Mar-2000
Czech Republic	PV2001-3420	23-Mar-2000
Denmark	EP00918365.8	23-Mar-2000
EPC	03770268.5	28-Aug-2003
EPC	10181396.2	28-Aug-2003
EPC	10181424.2	28-Aug-2003
EPC	00918365.8	23-Mar-2000
EPC	04003521.4	17-Feb-2004
EPC	02709780.7	01-Mar-2002
EPC	09172321.3	06-Oct-2009
Finland	EP00918265.8	23-Mar-2000
France	00918365.8	23-Mar-2000
Gambia	AP/P/01/02285	23-Mar-2000
Germany	US00/07883	23-Mar-2000
Ghana	AP/P/01/02285	23-Mar-2000
Greece	2004-01776	04-May-2004
Hong Kong	02106613.2	09-Sep-2002
Hong Kong	07102606.5	09-Mar-2007
Hungary	P0140962	23-Mar-2000
India	1142DELNP2005	22-Mar-2005
India	5999DELNP2007	28-Aug-2003
India	0100796DEL	23-Mar-2000
India	3702DELNP2005	22-Aug-2005
India	01432/DELNP/	09-Sep-2003
Indonesia	W00200102294	23-Mar-2000
Indonesia	W-00200702183	23-Mar-2000
Ireland	00918365.8	23-Mar-2000
Israel	167113	24-Feb-2005
Israel	144916	23-Mar-2000
Italy	00918365.8	23-Mar-2000
Japan	2004-569763	28-Aug-2003
Japan	2000-606618	23-Mar-2000
Japan	2002-569152	29-Aug-2003
Kenya	AP/P/01/02285	23-Mar-2000
Korea, Republic of	7003575/2005	28-Feb-2005

Korea, Republic of	7012156/2001	23-Mar-2000
Korea, Republic of	7027190/2006	22-Dec-2006
Korea, Republic of	7011505/2003	01-Mar-2002
Lesotho	AP/P/01/02285	23-Mar-2000
Luxembourg	00918365.8	23-Mar-2000
Malawi	AP/P/01/02285	23-Mar-2000
Mexico	2001009624	23-Mar-2000
Mexico	2005013921	19-Dec-2005
Monaco	00918365.8	23-Mar-2000
Netherlands	00918365.8	23-Mar-2000
New Zealand	513803	23-Mar-2000
Norway	20014588	23-Mar-2000
Norway	20056167	23-Dec-2005
Patent Cooperation Treaty	US03/27186	28-Aug-2003
Patent Cooperation Treaty	US00/07883	23-Mar-2000
Patent Cooperation Treaty	US02/06708	01-Mar-2002
Philippines	1200000643	20-Mar-2000
Philippines	1-2005-000469	15-Sep-2005
Portugal	1163256	04-May-2004
Russian Federation	2001128881	23-Mar-2000
Russian Federation	2006133273	06-Sep-2006
Sierra Leone	AP/P/01/02285	23-Mar-2000
Singapore	200104916-2	23-Mar-2000
South Africa	2001/6980	23-Mar-2000
South Africa	2003/6638	01-Mar-2002
Spain	00918365.8	23-Mar-2000
Sudan	AP/P/01/02285	23-Mar-2000
Swaziland	AP/P/01/02285	23-Mar-2000
Sweden	00918365.8	23-Mar-2000
Switzerland	00918365.8	23-Mar-2000
Taiwan	93109651	07-Apr-2004
Taiwan	89105381	23-Mar-2000
Taiwan	93141047	09-Jun-2000
Tanzania, United Republic of	AP/P/01/02285	23-Mar-2000
Thailand	056392	22-Mar-2000
Uganda	AP/P/01/02285	23-Mar-2000
United Kingdom	00918365.8	23-Mar-2000
United States of America	60398516	23-Jul-2002
United States of America	60407146	28-Aug-2002
United States of America	60479257	17-Jun-2003
United States of America	10651515	28-Aug-2003
United States of America	11549580	13-Oct-2006
United States of America	11549598	13-Oct-2006
United States of America	11549606	13-Oct-2006
United States of America	11549615	13-Oct-2006
United States of America	11549825	16-Oct-2006
United States of America	11549875	16-Oct-2006
United States of America	13095528	27-Apr-2011
United States of America	10526321	28-Feb-2005

United States of America	10728400	05-Dec-2003
United States of America	11674126	12-Feb-2007
United States of America	11674128	12-Feb-2007
United States of America	60550163	03-Mar-2004
United States of America	60552452	10-Mar-2004
United States of America	60190140	16-Mar-2000
United States of America	60126056	23-Mar-1999
United States of America	09535675	23-Mar-2000
United States of America	10319356	13-Dec-2002
United States of America	11551202	19-Oct-2006
United States of America	11551195	19-Oct-2006
United States of America	11552095	23-Oct-2006
United States of America	12634455	09-Dec-2009
United States of America	10329065	21-Dec-2002
United States of America	10602330	23-Jun-2003
United States of America	10606524	25-Jun-2003
United States of America	10607035	25-Jun-2003
United States of America	10607415	25-Jun-2003
United States of America	10741929	19-Dec-2003
United States of America	10876957	24-Jun-2004
United States of America	10890490	13-Jul-2004
United States of America	10949694	23-Sep-2004
United States of America	10949782	23-Sep-2004
United States of America	09820483	29-Mar-2001
United States of America	10877911	24-Jun-2004
United States of America	11564026	28-Nov-2006
United States of America	12571060	30-Sep-2009
United States of America	13183275	14-Jul-2011
United States of America	60323016	11-Sep-2001
United States of America	60340054	01-Nov-2001
United States of America	60338015	08-Nov-2001
United States of America	60343523	20-Dec-2001
United States of America	10087929	01-Mar-2002
United States of America	11696637	04-Apr-2007
United States of America	11234675	23-Sep-2005
United States of America	12633721	08-Dec-2009
United States of America	13107573	13-May-2011
United States of America	60/377570	01-May-2002
United States of America	60/124087	11-Mar-1999
Viet Nam	1-2001-01007	23-Mar-2000
Zimbabwe	AP/P/01/02285	23-Mar-2000
United States of America	09/414905	08-Oct-1999
United States of America	09/414904	08-Oct-1999
United States of America	60/140028	16-Jun-1999
United States of America	60/167495	01-Dec-1999
United States of America	60/254231	07-Dec-2000
United States of America	60/326126	26-Sep-2001
United States of America	60/167508	01-Dec-1999
Austria	08003806.0	28-Sep-2000

Belgium	08003806.0	28-Sep-2000
Canada	2386095	28-Sep-2000
Canada	2669753	28-Sep-2000
Canada	2670236	28-Sep-2000
Denmark	08003806.0	28-Sep-2000
EPC	00967114.0	28-Sep-2000
EPC	07012604.0	27-Jun-2007
EPC	08003806.0	29-Feb-2008
EPC	10181352.5	28-Sep-2000
Finland	08003806.0	28-Sep-2000
France	08003806.0	28-Sep-2000
Germany	08003806.0	28-Sep-2000
Ireland	08003806.0	28-Sep-2000
Italy	08003806.0	28-Sep-2000
Luxembourg	08003806.0	28-Sep-2000
Monaco	08003806.0	28-Sep-2000
Netherlands	08003806.0	28-Sep-2000
Patent Cooperation Treaty	US00/26848	28-Sep-2000
Australia	200079880	23-Nov-2005
Australia	2005237117	28-Sep-2000
Belgium	00970511.2	28-Sep-2000
Canada	2388939	28-Sep-2000
Germany	60040753.5-08	28-Sep-2000
EPC	00970511.2	28-Sep-2000
France	00970511.2	28-Sep-2000
United Kingdom	00970511.2	28-Sep-2000
Japan	2001533153	28-Sep-2000
Switzerland	00970511.2	28-Sep-2000
Patent Cooperation Treaty	US00/26771	28-Sep-2000
United States of America	09675470	28-Sep-2000
Portugal	08003806.0	28-Sep-2000
Spain	08003806.0	28-Sep-2000
Sweden	08003806.0	28-Sep-2000
Switzerland	08003806.0	28-Sep-2000
United Kingdom	08003806.0	28-Sep-2000
United States of America	60/157347	30-Sep-1999
United States of America	60166116	16-Nov-1999
United States of America	09675323	28-Sep-2000
United States of America	11835334	07-Aug-2007
United States of America	11835367	07-Aug-2007
United States of America	11835394	07-Aug-2007
United States of America	11835397	07-Aug-2007
United States of America	12792942	03-Jun-2010
United States of America	12957661	01-Dec-2010
United States of America	13306141	29-Nov-2011
United States of America	60157275	30-Sep-1999
United States of America	60236114	28-Sep-2000
United States of America	60236919	28-Sep-2000
United States of America	60343452	20-Dec-2001

United States of America	60442496	22-Jan-2003
United States of America	60236920	28-Sep-2000
United States of America	60257071	20-Dec-2000
Canada	2424581	09-Oct-2001
EPC	01979625.9	09-Oct-2001
Japan	532462/02	09-Oct-2001
Japan	2008-327810	24-Dec-2008
Patent Cooperation Treaty	US01/31568	09-Oct-2001
United States of America	10408466	07-Apr-2003
United States of America	60238659	06-Oct-2000
Canada	2522784	30-Mar-2004
EPC	04749530.4	31-Oct-2005
Patent Cooperation Treaty	US04/09739	30-Mar-2004
United States of America	10814503	30-Mar-2004
United States of America	11837508	11-Aug-2007
United States of America	11838154	13-Aug-2007
United States of America	12405970	17-Mar-2009
United States of America	12406033	17-Mar-2009
United States of America	12905778	15-Oct-2010
United States of America	11862153	26-Sep-2007
United States of America	60459450	01-Apr-2003
Australia	2005330504	29-Sep-2005
Australia	2011200199	19-Jan-2011
Canada	2582231	29-Sep-2005
EPC	05857726.3	29-Sep-2005
India	1349KOLNP2007	29-Sep-2005
Israel	182115	29-Sep-2005
Patent Cooperation Treaty	PCTUS05/35020	29-Sep-2005
United States of America	60609223	09-Sep-2004
United States of America	60614869	29-Sep-2004
United States of America	11241670	29-Sep-2005
United States of America	11389294	25-Mar-2006
United States of America	13030326	18-Feb-2011
United States of America	60601835	12-Aug-2004
Canada	2590404	03-Oct-2005
Israel	182011	03-Oct-2005
Patent Cooperation Treaty	US2005/035786	03-Oct-2005
United States of America	60615307	01-Oct-2004
United States of America	60628252	15-Nov-2004
United States of America	11241678	30-Sep-2005
United States of America	11242547	03-Oct-2005
United States of America	11355561	15-Feb-2006
United States of America	12968028	14-Dec-2010
United States of America	11389319	24-Mar-2006
United States of America	13252846	04-Oct-2011
United States of America	60588195	14-Jul-2004
Australia	2007300404	23-Apr-2007
Australia	2010201023	17-Mar-2010
Canada	2649940	23-Apr-2007

Peoples Republic of China	2007800224496	23-Apr-2007
Eurasian Patent Organization	200802167	23-Apr-2007
EPC	07863339.3	23-Apr-2007
India	4253KOLNP2008	23-Apr-2007
Israel	194751	23-Apr-2007
Japan	2009-506814	21-Oct-2008
Korea, Republic of	7028733/2008	23-Apr-2007
Patent Cooperation Treaty	US07/67235	23-Apr-2007
Singapore	200807866-9	23-Apr-2007
United States of America	60/843112	08-Sep-2006
United States of America	60/825569	13-Sep-2006
United States of America	60/825564	13-Sep-2006
United States of America	60/866700	21-Nov-2006
United States of America	60/868042	30-Nov-2006
United States of America	60/793792	22-Apr-2006
Canada	2484963	01-May-2003
EPC	03731065.3	01-May-2003
Japan	20040500905	01-May-2003
Patent Cooperation Treaty	US03/13477	01-May-2003
United States of America	10/427280	01-May-2003
Canada	2697160	21-Aug-2008
EPC	08798419.1	21-Aug-2008
Patent Cooperation Treaty	PCT/US0873933	21-Aug-2008
United States of America	12196271	21-Aug-2008
United States of America	60/965730	21-Aug-2007
United States of America	11/941936	17-Nov-2007
United States of America	11942689	19-Nov-2007
United States of America	12272767	17-Nov-2008
Australia	2009212314	05-Feb-2009
Canada	2712005	05-Feb-2009
Peoples Republic of China	200980104255X	05-Aug-2010
Eurasian Patent Organization	201070713/26	05-Feb-2009
EPC	09709386.8	05-Feb-2009
Hong Kong	11101901.3	25-Feb-2011
Israel	207378	03-Aug-2010
Japan	2010545285	03-Aug-2010
Korea, Republic of	1020107019161	05-Feb-2009
Patent Cooperation Treaty	US2009/033280	05-Feb-2009
Singapore	20105723-0	04-Aug-2010
United States of America	61093694	02-Sep-2008
United States of America	12370510	12-Feb-2009
United States of America	61/026472	05-Feb-2008
Australia	2009231589	03-Apr-2009
Canada	2728889	03-Apr-2009
Peoples Republic of China	2009801121621	30-Sep-2010
EPC	09726748.8	03-Apr-2009
Hong Kong	11112286.5	14-Nov-2011
Japan	2011503236	29-Sep-2010
Korea, Republic of	1020107024458	03-Apr-2009

Patent Cooperation Treaty	US0939567	03-Apr-2009
United States of America	12/418559	03-Apr-2009
United States of America	61042240	03-Apr-2008
Australia	2009256009	05-Jun-2009
Canada	2724130	05-Jun-2009
Peoples Republic of China	200980119770	29-Nov-2010
EPC	09759550.8	05-Jun-2009
Hong Kong	11105425.1	05-Jun-2009
India	5019KOLNP2010	29-Dec-2010
Israel	209693	05-Jun-2009
Japan	2011512712	29-Nov-2010
Patent Cooperation Treaty	US2009046477	05-Jun-2009
United States of America	12479626	05-Jun-2009
United States of America	61059658	06-Jun-2008
United States of America	61104083	09-Oct-2008
Patent Cooperation Treaty	US09058260	24-Sep-2009
United States of America	61100246	25-Sep-2008
United States of America	61162620	23-Mar-2009
United States of America	61184283	04-Jun-2009
United States of America	61186360	11-Jun-2009
United States of America	12566565	24-Sep-2009
United States of America	61099880	24-Sep-2008
Patent Cooperation Treaty	US1165298	15-Dec-2011
United States of America	13327701	15-Dec-2011
United States of America	61/262076	17-Nov-2009
United States of America	61423457	15-Dec-2010
United States of America	61154715	23-Feb-2009
Patent Cooperation Treaty	US1165552	16-Dec-2011
United States of America	61/262101	17-Nov-2009
United States of America	61424173	17-Dec-2010
United States of America	13328760	16-Dec-2011
United States of America	61262092	17-Nov-2009
United States of America	61261721	16-Nov-2009
Patent Cooperation Treaty	US11065482	16-Dec-2011
United States of America	13328374	16-Dec-2011
United States of America	61262133	17-Nov-2009
United States of America	61424156	17-Dec-2010
Patent Cooperation Treaty	US10/58449	30-Nov-2010
United States of America	61266092	02-Dec-2009
United States of America	61266291	03-Dec-2009
United States of America	61266416	03-Dec-2009
United States of America	61266483	03-Dec-2009
United States of America	12957273	30-Nov-2010
United States of America	61265294	30-Nov-2009
United States of America	12731692	25-Mar-2010
United States of America	12732164	25-Mar-2010
United States of America	61506517	11-Jul-2011
United States of America	61493267	03-Jun-2011
United States of America	61495891	10-Jun-2011
United States of America	61495305	09-Jun-2011

SCHEDULE C

SELLER TRADEMARK RIGHTS

Country/region	Serial No.	Filing date
United States of America	77283239	19-Sep-2007
United States of America	77283286	19-Sep-2007
United States of America	77305598	16-Oct-2007
United States of America	77938189	17-Feb-2010
United States of America	77938224	17-Feb-2010
United States of America	77938239	17-Feb-2010
United States of America	74584448	12-Oct-1994
United States of America	76255928	11-May-2001
United States of America	78537756	23-Dec-2004
United States of America	75799566	14-Sep-1999
United States of America	74584445	12-Oct-1994
United States of America	75799567	14-Sep-1999
United States of America	74584446	12-Oct-1994
United States of America	74584447	12-Oct-1994
United States of America	75799822	14-Sep-1999
United States of America	75799574	21-Sep-1999
EPC	002336261	10-Aug-2001
United States of America	76211103	15-Feb-2001
United States of America	76252169	09-May-2001
United States of America	76264991	30-May-2001
United States of America	78906864	13-Jun-2006
United States of America	76396098	16-Apr-2002
United States of America	78231954	31-Mar-2003
United States of America	77283286	19-Sep-2007
United States of America	77305598	16-Oct-2007
United States of America	77938189	17-Feb-2010
United States of America	78231954	17-Feb-2010
United States of America	77938239	17-Feb-2010

SCHEDULE 3.5

KEY ASSETS

Patent family base docket No.: 208.3: NE3107 (17a-ethynyl-5-androstene-3b, 7b, 17b-triol) compound, formulations, first medical use
Country	Serial #	Filing Date	Publication #	Patent #	Issue Date	Expiration Date
US	11/835,334	8-7-2007		7776845	8-17-2010	9-28-2020
WO*	PCT/00/26848	9-28-2000	WO0123405
CH	08003806.0	9-28-2000		1955700	3-16-2011	9-28-2020
DE	08003806.0	9-28-2000		1955700	3-16-2011	9-28-2020
ES	08003806.0	9-28-2000		1955700	3-16-2011	9-28-2020
FR	08003806.0	9-28-2000		1955700	3-16-2011	9-28-2020
GB	08003806.0	9-28-2000		1955700	3-16-2011	9-28-2020
IT	08003806.0	9-28-2000		1955700	3-16-2011	9-28-2020
NL	08003806.0	9-28-2000		1955700	3-16-2011	9-28-2020
CA	2669753	9-28-2000		2669753	6-26-2012	9-28-2020

* This WO/PCT application has expired and has been converted to national and/or regional patent applications. It is included in the Key Asset List only to show the patent family and to facilitate the processing and recording of any formalities with the WIPO such as but not limited to assignments, owner’s name and address changes and related filings.

Patent family - base docket Nos.: 323.6, 334, 335: NE3107 clinical uses (inflammation treatment), screening methods
Country	Serial #	Filing Date	Publication #	Patent #	Issue Date	Expiration Date
US	11941936	11-17-2007	20080153797	8354396	1-15-2013	7-7-2031
US	11942664	11-19-2007	20080146532	8217025	7-10-2012	1-30-2031
WO*	PCT/US07/67235	4-23-2007	WO2008/039566
AU	2007300404	4-23-2007		2007300404	5-27-2010	4-23-2027
AU	2010201023	4-23-2007		2010201023	5-24-2012	4-23-2027
EP (payment made in BE, CH, DE, DK, ES, FR, GB, HU, IE, IT, LU, NL, PL, SE)	07863339.3	4-23-2007	2012773	2012773	6-20-2012	4-23-2027
CA	2649940	4-23-2007	2649940	2649940	8-7-2012	4-23-2027
JP	2009506814	4-23-2007		5130591	11-16-2012	4-23-2027
SG	200807866-9	4-23-2007	2008039566	147151	5-31-2011	4-23-2027

Patent family - base docket Nos.: 340.1: NE3107 solid state forms, formulations, synthesis methods
Country	Serial #	Filing Date	Publication #	Patent #	Issue Date	Expiration Date
US	12418559	4-3-2009	20090291933	8252947	8-28-2012	4-18-2030
US	14459493	8-14-2014
US	14459528	8-14-2014
WO*	PCT/US09/39567	4-3-2009	WO2009/124300
AU	2009231589	4-3-2009		2009231589	2-20-2014	4-3-2029
CA	2728889	4-3-2009
EP	09726748.8	4-3-2009	2273994
KR	1020107024458	4-3-2009
JP	2011-503236	4-3-2009	2011-527986

* This WO/PCT application has expired and has been converted to national and/or regional patent applications. It is included in the Key Asset List only to show the patent family and to facilitate the processing and recording of any formalities with the WIPO such as but not limited to assignments, owner’s name and address changes and related filings.

Patent family - base docket Nos.: 342.1 - NE3107 commercial scale synthesis methods
Country	Serial #	Filing Date	Publication #	Patent #	Issue Date	Expiration Date
US	12479626	6-5-2009	20090326251	8309746	11-13-2012	11-2-2030
US	13664304	10-30-2012	2013066087
WO*	PCT/US09/046477	6-5-2009	WO2009/149392
AU	2009256009	6-5-2009
CA	2724130	6-5-2009
EP	09759550.8	6-5-2009	2300489
JP	2011-512712	6-5-2009	2011-522836

* This WO/PCT application has expired and has been converted to national and/or regional patent applications. It is included in the Key Asset List only to show the patent family and to facilitate the processing and recording of any formalities with the WIPO such as but not limited to assignments, owner’s name and address changes and related filings.

EXHIBIT A

FORM OF INTELLECTUAL PROPERTY TRANSFER AND ASSIGNMENT AGREEMENT

INTELLECTUAL PROPERTY TRANSFER AND ASSIGNMENT AGREEMENT

This Intellectual Property Transfer and Assignment Agreement (“IP Transfer and Assignment”), dated as of December 9, 2014, is made by Harbor Therapeutics, Inc., a Delaware corporation (“Seller”), in favor of Reserva, LLC (“Buyer”), the purchaser of certain assets of Seller pursuant to an Asset Purchase Agreement by and among Seller, Harbor Diversified, Inc., a Delaware corporation (“Parent”), and Buyer, dated as of December 9, 2014 (the “Asset Purchase Agreement”).

R E C I T A L S

WHEREAS, under the terms of the Asset Purchase Agreement, Seller has conveyed, transferred and assigned to Buyer, among other assets, certain intellectual property of Seller, and has agreed to execute and deliver this IP Transfer and Assignment, for recording with the United States Patent and Trademark Office and corresponding entities or agencies in any applicable jurisdictions; and

NOW THEREFORE, the parties agree as follows:

I.       Assignment. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably conveys, transfers and assigns to Buyer, and Buyer hereby accepts, all of Seller’s right, title and interest in and to the following (the “Assigned IP”):

A.     the patents and patent applications listed on Schedule A hereto, and any future patents that claim priority from or the benefit of the filing date of any of the patents listed on Schedule A, and including any and all extensions, supplementary protection certificates and the like with respect to any of the foregoing (the “Patents”);

B.     issued, pending and abandoned U.S. and foreign trademarks and trademark applications set forth on Schedule B hereto (the “Trademarks”); and

C.     all rights of any kind whatsoever of Seller accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world.

II.       Recordation and Further Actions. Seller hereby authorizes the Commissioner for Patents and the Commissioner for Trademarks in the United States Patent and Trademark Office and the officials of corresponding entities or agencies in any applicable jurisdictions to record and register this IP Transfer and Assignment upon request by Buyer. Following the date hereof, upon Buyer’s reasonable request and at Buyer’s sole cost and expense, Seller shall take such steps and actions, and provide such cooperation and assistance to Buyer and its successors, assigns and legal representatives as may be reasonably necessary to effect the assignment of the Assigned IP to Buyer, or any assignee or successor thereto.

III.       Disclaimer of Representations and Warrants; Terms of the Asset Purchase Agreement. Seller, Parent and Buyer acknowledge and agree that no representations or warranties are made in this IP Transfer and Assignment. Seller, Parent and Buyer acknowledge and agree that this IP Transfer and Assignment is entered into pursuant to the Asset Purchase Agreement, to which reference is made for the exclusive statement of the rights and obligations of Seller, Parent and Buyer with respect to the Assigned IP. Any and all representations, warranties, covenants, agreements, indemnities and limitations of liability relating to the Assigned IP are contained solely in the Asset Purchase Agreement.

1

IV.     Counterparts. This IP Transfer and Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this IP Transfer and Assignment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this IP Transfer and Assignment.

V.     Successors and Assigns. This IP Transfer and Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

VI.     Governing Law. This IP Transfer and Assignment and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this IP Transfer and Assignment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

[Signature Page Follows]

2

IN WITNESS WHEREOF, Seller has duly executed and delivered this IP Transfer and Assignment as of the date first above written.

Harbor Therapeutics, Inc.

By:	/s/ Salvatore Zizza

Name: Salvatore Zizza Title: Chairman

Harbor Diversified, Inc.

By:	/s/ Salvatore Zizza

Name: Salvatore Zizza Title: Chairman

AGREED TO AND ACCEPTED:

Reserva, LLC

By:

Name: Terren Peizer Title: Chairman & Managing Member

3

SChedule A

Assigned Patents and Patent Applications

U.S. Patent Office Customer No. 26551

Patent applications and issued patents

Application	Patent No.	Publication No.	Attorney Docket No.	Filing or 371(c) Date
PCT/US13/70754	-	-	354.2 WO	11-19-2013
PCT/US00/26848	-	-		09-28-2000
PCT/US13/50768	-	-	353.2 WO	07-16-2013
PCT/US11/65552	-	-	348.2 WO	12-16-2011
PCT/US11/65482	-	-	350.1 WO	12-16-2011
PCT/US11/65298	-	-	346.1 WO	12-15-2011
PCT/US10/58449	-	-	351.5 WO	11-30-2010
PCT/US09/58260	-	-	345.5 WO	09-24-2009
PCT/US09/46477	-	-	342.1 WO	06-05-2009
PCT/US09/39567	-	-	340.1 WO	04-03-2009
PCT/US09/33280	-	-	338.2 WO	02-05-2009
PCT/US08/73933	-	-	333.1WO	08-21-2008
PCT/US07/67235	-	-	323.6 WO	04-23-2007
PCT/US05/35786	-	-	318.3 WO	10-03-2005
PCT/US05/35020	-	-	314.3 WO	09-29-2005
PCT/US04/09739	-	-	302.1 WO	03-30-2004
61/775,086	-	-	354.1P	03-08-2013
61/684,140	-	-	359P	08-17-2012
61/672,162	-	-	353P	07-16-2012
61/668,294	-	-	358P	07-05-2012
61/506,517	-	-	354P	07-11-2011
61/495,891	-	-	356.1P	06-10-2011
61/495,305	-	-	356P	06-09-2011
61/493,267	-	-	355P	06-03-2011
61/424,173	-	-	348.1RP	12-17-2010
61/424,156	-	-	350RP	12-17-2010
61/423,457	-	-	346RP	12-15-2010
61/266,483	-	-	351.4P	12-03-2009
61/266,416	-	-	351.3P	12-03-2009
61/266,291	-	-	351.2P	12-03-2009
61/266,092	-	-	351.1P	12-02-2009

Schedule A-1

61/265,294	-	-	351P	11-30-2009
61/262,133	-	-	350P	11-17-2009
61/262,101	-	-	348.1P	11-17-2009
61/262,092	-	-	348P	11-17-2009
61/262,076	-	-	346P	11-17-2009
61/261,721	-	-	349P	11-16-2009
61/186,360	-	-	345.4P	06-11-2009
61/184,283	-	-	345.3P	06-04-2009
61/162,620	-	-	345.2P	03-23-2009
61/154,715	-	-	347P	02-23-2009
61/104,083	-	-	344P	10-09-2008
61/100,246	-	-	345.1P	09-25-2008
61/099,880	-	-	345P	09-24-2008
61/093,694	-	-	338.1P	09-02-2008
61/059,714	-	-	341P	06-06-2008
61/059,658	-	-	342P	06-06-2008
61/042,240	-	-	340P	04-03-2008
61/039,902	-	-	339P	03-27-2008
61/026,472	-	-	338 P	02-05-2008
61/026,467	-	-	337P	02-05-2008
60/965,730	-	-	333P	08-21-2007
60/891,222	-	-	328.1P	02-22-2007
60/888,058	-	-	330.1P	02-02-2007
60/885,003	-	-	329.1P	01-15-2007
60/868,042	-	-	323.5P	11-30-2006
60/866,700	-	-	323.4P	11-21-2006
60/866,395	-	-	330P	11-17-2006
60/843,112	-	-	323.1P	09-08-2006
60/829,848	-	-	329P	10-17-2006
60/825,569	-	-	323.2P	09-13-2006
60/825,564	-	-	323.3P	09-13-2006
60/825,389	-	-	328P	09-12-2006
60/821,096	-	-	322.1P	08-01-2006
60/820,700	-	-	324P	07-28-2006
60/793,792	-	-	323P	04-22-2006
60/760,791	-	-	322 P	01-19-2006
60/681,611	-	-	317RP	05-16-2005
60/628,252	-	-	318-2P	11-15-2004
60/615,307	-	-	318.1P	10-01-2004

Schedule A-2

60/614,869	-	-	314.2P	09-29-2004
60/609,223	-	-	314.1P	09-09-2004
60/601,835	-	-	314P	08-12-2004
60/588,195	-	-	318P	07-14-2004
60/572,451	-	-	317P	05-18-2004
60/552,452	-	-	202.16P	03-10-2004
60/550,163	-	-	202.15P	03-03-2004
60/479,257	-	-	202.12P	06-17-2003
60/443,282	-	-	281P2	01-27-2003
60/442,496	-	-	256.2P	01-22-2003
60/408,332	-	-	288P	09-04-2002
60/408,287	-	-	289P	09-04-2002
60/407,146	-	-	202.11P	08-28-2002
60/398,516	-	-	202.10P	07-23-2002
60/377,570	-	-	202.9P	05-01-2002
60/351,866	-	-	281P	01-25-2002
60/343,523	-	-	202.7P	12-20-2001
60/343,452	-	-	256.1P	12-20-2001
60/340,054	-	-	202.5P	11-01-2001
60/338,015	-	-	202.6P	11-08-2001
60/328,738	-	-	271P	10-11-2001
60/326,126	-	-	207.4P	09-26-2001
60/323,016	-	-	202.4P	09-11-2001
60/314,704	-	-	258.6P	08-24-2001
60/272,624	-	-	246 P	03-01-2001
60/271,704	-	-	268P	02-26-2001
60/236,920	-	-	256 P	09-28-2000
60/236,919	-	-	255 P	09-28-2000
60/236,114	-	-	254 P	09-28-2000
60/209,405	-	-	216.1P	06-01-2000
60/209,403	-	-	218.1P	06-01-2000
60/190,140	-	-	202.1AP	03-16-2000
60/177,453	-	-	165 P	01-19-2000
60/167,508	-	-	207 P	12-01-1999
60/167,495	-	-	207.2P	12-01-1999
60/166,116	-	-	208.2P	11-16-1999
60/161,453	-	-	214 P	10-25-1999
60/157,347	-	-	208.1P	09-30-1999
60/157,275	-	-	208P	09-30-1999

Schedule A-3

60/153,217	-	-	215 P	09-13-1999
60/145,823	-	-	216 P	07-27-1999
60/142,386	-	-	217 P	07-06-1999
60/137,745	-	-	218 P	06-03-1999
60/124,087	-	-	202 P	03-11-1999
60/114,145	-	-	219 P	12-24-1998
60/112,206	-	-	220.P2	12-15-1998
60/110,127	-	-	159 P	11-27-1998
60/109,924	-	-	158 P	11-24-1998
60/109,923	-	-	157 P	11-24-1998
60/107,138	-	-	221 P	11-05-1998
60/095,039	-	-	223.P3	08-03-1998
60/076,662	-	-	223.P2	03-03-1998
60/076,481	-	-	223 P	03-02-1998
60/069,850	-	-	220 P	12-17-1997
60/015,695	-	-	153 P	04-17-1996
14/459,528	-	-	340.1CR	08-14-2014
14/459,493	-	-	340.1DR	08-14-2014
14/027,842	-	US 2014-0018337 A1	202.13C6.1D	09-16-2013
14/027,825	-	US 2014-0018336 A1	202.13C6.1C	09-16-2013
13/943,743	-	-	353.2	07-16-2013
13/919,728	-	US 2013-0338125 A1	338.2D3	06-17-2013
13/919,593	-	US 2013-0345455 A1	338.2D2	06-17-2013
13/919,386	-	US 2013-0345184 A1	338.2D	06-17-2013
13/835,995	-	US 2014-0010806 A1	358.1	03-15-2013
13/734,147	-	US 2013-0164780 A1	335D	01-04-2013
13/664,304	-	US 2013-0066087 A1	342.1D	10-30-2012
13/563,996	-	US 2012-0302537 A1	340.1D	08-01-2012
13/563,982	-	US 2012-0296105 A1	340.1C	08-01-2012
13/328,760	-	US 2012-0252774 A1	348.2	12-16-2011
13/328,374	-	US 2012-0220560 A1	350.1	12-16-2011
13/327,701	-	US 2012-0214987 A1	346.1	12-15-2011
13/306,141	8,367,646	US 2012-0071454 A1	208.3C6C	11-29-2011
13/252,846	-	US 2012-0029260 A1	318.6C	10-04-2011
13/183,275	8,541,600	US 2012-0041016 A1	202.3CC2	07-14-2011
13/107,573	-	US 2011-0218162 A1	202.8DC2	05-13-2011
13/095,528	8,569,275	US 2011-0212935 A1	202.13C6.1	04-27-2011
13/030,326	8,586,770	US 2011-0137057 A1	314.4C	02-18-2011
12/968,028	-	US 2011-0085984 A1	318.5C	12-14-2010

Schedule A-4

12/957,661	8,076,316	US 2011-0098260 A1	208.3C6	12-01-2010
12/957,273	-	US 2011-0129423 A1	351.5	11-30-2010
12/905,778	-	US 2011-0028711 A1	302.1C5	10-15-2010
12/792,942	7,906,497	US 2010-0240633 A1	208.3C5	06-03-2010
12/732,164	-	US 2010-0227841 A1	352.1	03-25-2010
12/731,692	-	US 2010-0222315 A1	352	03-25-2010
12/634,455	8,106,036	US 2010-0222313 A1	202.2CC3C1	12-09-2009
12/633,721	7,947,846	US 2010-0222425 A1	202.8DC	12-08-2009
12/571,060	8,022,234	US 2011-0009372 A1	202.3CC	09-30-2009
12/566,565	-	US 2010-0075937 A1	345.5	09-24-2009
12/479,626	8,309,746	US 2009-0326251 A1	342.1	06-05-2009
12/418,559	8,252,947	US 2009-0291933 A1	340.1	04-03-2009
12/406,033	7,842,680	US 2009-0181936 A1	302.1C4	03-17-2009
12/405,970	7,638,509	US 2009-0176752 A1	302.1C3	03-17-2009
12/370,510	8,518,922	US 2009-0291932 A1	338.2	02-12-2009
12/272,767	8,486,926	US 2009-0143349 A1	335.2	11-17-2008
12/196,271	-	US 2009-0258850 A1	333.1	08-21-2008
11/942,689	-	US 2008-0153792 A1	335.1	11-19-2007
11/942,664	8,217,025	US 2008-0146532 A1	334.1	11-19-2007
11/941,936	8,354,396	US 2008-0153797 A1	335	11-17-2007
11/941,934	-	US 2008-0221074 A1	334	11-17-2007
11/862,153	7,550,450	US 2008-0070881 A1	302.1D	09-26-2007
11/838,154	7,514,420	US 2008-0004250 A1	302.1C2	08-13-2007
11/837,508	7,462,610	US 2008-0009472 A1	302.1C	08-11-2007
11/835,397	7,863,261	US 2008-0176823 A1	208.3C4	08-07-2007
11/835,394	7,696,189	-	208.3C3	08-07-2007
11/835,367	7,691,835	US 2008-0058301 A1	208.3C2	08-07-2007
11/835,334	7,776,845	US 2008-0021006 A1	208.3C	08-07-2007
11/696,637	-	US 2008-0015174 A1	202.8.1	04-04-2007
11/674,128	7,547,687	US 2007-0275938 A1	202.14C2	02-12-2007
11/674,126	7,482,334	US 2007-0275937 A1	202.14C	02-12-2007
11/564,026	-	US 2007-0275936 A1	202.3C2	11-28-2006
11/552,095	7,723,532	US 2008-0176824 A1	202.2CC3	10-23-2006
11/551,202	-	US 2008-0045490 A1	202.2CC	10-19-2006
11/551,195	-	US 2009-0215737 A1	202.2CC2	10-19-2006
11/549,875	7,935,839	US 2007-0213309 A1	202.13C6	10-16-2006
11/549,825	-	US 2007-0265236 A1	202.13C5	10-16-2006
11/549,615	-	US 2008-0085873 A1	202.13C4	10-13-2006
11/549,606	-	US 2007-0203107 A1	202.13C3	10-13-2006

Schedule A-5

11/549,580	7,910,571	US 2008-0090791 A1	202.13C	10-13-2006
11/389,319	-	US 2007-0077203 A1	318.6	03-24-2006
11/389,294	7,910,755	US 2007-0077201 A1	314.4	03-25-2006
11/355,561	-	US 2007-0053832 A1	318.5	02-15-2006
11/242,547	-	US 2006-0088473 A1	318.4	10-03-2005
11/241,678	-	US 2006-0073099 A1	318.3	09-30-2005
11/241,670	-	US 2007-0014719 A1	314.3	09-29-2005
11/234,675	-	US 2006-0079492 A1	202.8D	09-23-2005
10/949,782	-	US 2005-0075321 A1	202.2DC4	09-23-2004
10/949,694	-	US 2005-0256095 A1	202.2DC3	09-23-2004
10/890,490	-	US 2005-0159366 A1	202.2DC2	07-13-2004
10/877,911	-	US 2007-0129282 A1	202.3C	06-24-2004
10/876,957	-	US 2005-0282732 A1	202.2DC	06-24-2004
10/814,503	-	US 2004-0242618 A1	302.1	03-30-2004
10/741,929	-	US 2004-0220161 A1	202.2D6	12-19-2003
10/728,400	-	US 2005-0101581 A1	202.14	12-05-2003
10/651,515	-	US 2004-0138187 A1	202.13	08-28-2003
10/607,415	7,524,835	US 2006-0063749 A1	202.2D5	06-25-2003
10/607,035	-	US 2004-0097406 A1	202.2D4	06-25-2003
10/606,524	-	-	202.2D3	06-25-2003
10/602,330	-	US 2004-0220114 A1	202.2D2	06-23-2003
10/526,321	-	-	202.13 US	-
10/329,065	-	US 2004-0116359 A1	202.2D	12-21-2002
10/319,356	7,396,827	US 2004-0043973 A1	202.2C	12-13-2002
10/087,929	-	US 2003-0083231 A1	202.8	03-01-2002
09/820,483	-	US 2003-0060425 A1	202.3	03-29-2001
09/675,470	-	-	214.2	09-28-2000
09/675,323	-	-	208.3	09-28-2000
09/672,687	-	-	257	09-28-2000
09/586,673	-	-	216.1	06-01-2000
09/586,672	-	-	218.1	06-01-2000
09/535,675	6,667,299	-	202.2	03-23-2000
09/519,437	-	-	159.1A	03-03-2000
09/518,986	-	-	157.1A	03-03-2000
09/518,779	-	-	158.1A	03-03-2000
09/461,026	-	-	220	12-15-1999
09/449,184	-	-	158.1	11-24-1999
09/449,042	-	-	159.1	11-24-1999
09/449,004	-	-	157.1	11-24-1999
09/423,467	6,384,251	-	231	11-08-1999
09/174,601	-	-	153.2	10-19-1998
08/327,843	5,424,463	-	240.C4	10-24-1994
08/123,151	-	-	240.C2	09-02-1993
07/575,156	-	-	240	08-29-1990
07/182,480	4,956,355	-	150.2	04-15-1988
07/090,637	-	-	150.1	08-27-1987

Schedule A-6

Worldwide patent filings

Country	Application Number	Filing Date
Australia	25741/97	17-Apr-1997
Canada	2251733	17-Apr-1997
Peoples Republic of China	97193912.8	17-Apr-1997
EPC	97917365.5	17-Apr-1997
Hong Kong	99105169.6	10-Nov-1999
Israel	126623	17-Apr-1997
Korea, Republic of	708339/1998	17-Apr-1997
Norway	19984851	17-Apr-1997
Patent Cooperation Treaty	IB97/00414	17-Apr-1997
Patent Cooperation Treaty	EP97/05716	16-Oct-1997
United States of America	09174601	19-Oct-1998
United States of America	60015695	17-Apr-1996
ARIPO	AP/P/01/02182	24-Nov-1999
OAPI	OA20011000127	24-Nov-1999
Australia	17453/00	24-Nov-1999
Australia	2004237812	19-Nov-1999
Austria	99960591.8	24-Nov-1999
Belgium	99960591.8	24-Nov-1999
Brazil	PI9915623-7	24-Nov-1999
Canada	2356539	24-Nov-1999
Peoples Republic of China	99813696.4	24-Nov-1999
Cyprus, Republic of	99960591.8	24-Nov-1999
Denmark	99960591.8	24-Nov-1999
EPC	99960591.8	24-Nov-1999
Finland	99960591.8	24-Nov-1999
France	99960591.8	24-Nov-1999
Germany	99960591.8	24-Nov-1999
Greece	99960591.8	24-Nov-1999
Hong Kong	02105184.3	12-Jul-2002
Indonesia	W-00200101128	24-Nov-1999
Indonesia	W-00200801236	24-Nov-1999
Ireland	99960591.8	24-Nov-1999
Israel	142941	24-Nov-1999
Italy	99960591.8	24-Nov-1999
Japan	2000-584896	24-Nov-1999
Korea, Republic of	7006523/2001	24-Nov-1999

Schedule A-7

Korea, Republic of	7026568/2006	15-Dec-2006
Luxembourg	99960591.8	24-Nov-1999
Mexico	a/2001/005166	24-Nov-1999
Monaco	99960591.8	24-Nov-1999
Netherlands	99960591.8	24-Nov-1999
New Zealand	511720	24-Nov-1999
Patent Cooperation Treaty	US99/28079	24-Nov-1999
Patent Cooperation Treaty	IB99/01879	24-Nov-1999
Portugal	99960591.8	24-Nov-1999
Singapore	200102430-6	24-Nov-1999
South Africa	2001/3852	24-Nov-1999
Spain	99960591.8	24-Nov-1999
Sweden	99960591.8	24-Nov-1999
Switzerland	99960591.8	24-Nov-1999
United Kingdom	99960591.8	24-Nov-1999
United States of America	09449004	24-Nov-1999
United States of America	09518986	03-Mar-2000
United States of America	60109923	24-Nov-1998
ARIPO	AP/P/01/02181	24-Nov-1999
OAPI	OA20011000128	24-Nov-1999
Australia	31052/00	24-Nov-1999
Austria	99965050.0	24-Nov-1999
Belgium	99965050.0	24-Nov-1999
Brazil	PI9915644-0	24-Nov-1999
Canada	2352205	24-Nov-1999
Peoples Republic of China	99813658.1	24-Nov-1999
Cyprus, Republic of	99965050.0	24-Nov-1999
Denmark	99965050.0	24-Nov-1999
EPC	99965050.0	24-Nov-1999
Finland	99965050.0	24-Nov-1999
France	99965050.0	24-Nov-1999
Gambia	AP/P/01/02181	24-Nov-1999
Germany	99965050.0	24-Nov-1999
Ghana	AP/P/01/02181	24-Nov-1999
Greece	99965050.0	24-Nov-1999
Hong Kong	02102267.0	25-Mar-2002
Indonesia	W-00200101129	24-Nov-1999
Ireland	99965050.0	24-Nov-1999
Israel	142942	24-Nov-1999
Italy	99965050.0	24-Nov-1999
Japan	2000584873	24-Nov-1999
Kenya	AP/P/01/02181	24-Nov-1999
Korea, Republic of	7006525/2001	24-May-2001
Lesotho	AP/P/01/02181	24-Nov-1999
Luxembourg	99965050.0	24-Nov-1999
Malawi	AP/P/01/02181	24-Nov-1999
Mexico	a/2001/005170	24-Nov-1999
Monaco	99965050.0	24-Nov-1999
Netherlands	99965050.0	24-Nov-1999

Schedule A-8

New Zealand	511721	24-Nov-1999
Patent Cooperation Treaty	US99/28082	24-Nov-1999
Patent Cooperation Treaty	IB99/01877	24-Nov-1999
Portugal	99965050.0	24-Nov-1999
Sierra Leone	AP/P/01/02181	24-Nov-1999
Singapore	200102440-5	24-Nov-1999
South Africa	2001/3847	24-Nov-1999
Spain	99965050.0	24-Nov-1999
Sudan	AP/P/01/02181	24-Nov-1999
Swaziland	AP/P/01/02181	24-Nov-1999
Sweden	99965050.0	24-Nov-1999
Switzerland	99965050.0	24-Nov-1999
Tanzania, United Republic of	AP/P/01/02181	24-Nov-1999
Uganda	AP/P/01/02181	24-Nov-1999
United Kingdom	99965050.0	24-Nov-1999
United States of America	09449184	24-Nov-1999
United States of America	09518779	03-Mar-2000
United States of America	60109924	24-Nov-1998
Zimbabwe	AP/P/01/02181	24-Nov-1999
ARIPO	AP/P/01/02167	24-Nov-1999
Canada	2352387	24-Nov-1999
Gambia	AP/P/01/02167	24-Nov-1999
Ghana	AP/P/01/02167	24-Nov-1999
Kenya	AP/P/01/02167	24-Nov-1999
Lesotho	AP/P/01/02167	24-Nov-1999
Malawi	AP/P/01/02167	24-Nov-1999
Patent Cooperation Treaty	US99/28080	24-Nov-1999
Patent Cooperation Treaty	IB99/01883	24-Nov-1999
Sierra Leone	AP/P/01/02167	24-Nov-1999
South Africa	2001/3845	24-Nov-1999
Sudan	AP/P/01/02167	24-Nov-1999
Swaziland	AP/P/01/02167	24-Nov-1999
Tanzania, United Republic of	AP/P/01/02167	24-Nov-1999
Uganda	AP/P/01/02167	24-Nov-1999
United States of America	09449042	24-Nov-1999
United States of America	09519437	03-Mar-2000
United States of America	60110127	27-Nov-1998
Zimbabwe	AP/P/01/02167	24-Nov-1999
United States of America	60156093	24-Sep-1999
United States of America	60164048	08-Nov-1999
United States of America	60177453	19-Jan-2000
ARIPO	AP/P/01/02285	23-Mar-2000
OAPI	OA20011000237	23-Mar-2000
Australia	2003278744	28-Aug-2003
Australia	39190/00	23-Mar-2000
Australia	2005211675	23-Sep-2005
Australia	2002244247	01-Mar-2002
Australia	2008201188	13-Mar-2008
Austria	00918365.8	23-Mar-2000

Schedule A-9

Belgium	00918365.8	23-Mar-2000
Brazil	PI0009476-5	23-Mar-2000
Canada	CA2496867	28-Aug-2003
Canada	2365081	23-Mar-2000
Canada	2439687	01-Mar-2002
Peoples Republic of China	00805366.9	23-Mar-2000
Peoples Republic of China	0510136279.7	23-Mar-2000
Cyprus, Republic of	00918365.8	23-Mar-2000
Czech Republic	PV2001-3420	23-Mar-2000
Denmark	EP00918365.8	23-Mar-2000
EPC	03770268.5	28-Aug-2003
EPC	10181396.2	28-Aug-2003
EPC	10181424.2	28-Aug-2003
EPC	00918365.8	23-Mar-2000
EPC	04003521.4	17-Feb-2004
EPC	02709780.7	01-Mar-2002
EPC	09172321.3	06-Oct-2009
Finland	EP00918265.8	23-Mar-2000
France	00918365.8	23-Mar-2000
Gambia	AP/P/01/02285	23-Mar-2000
Germany	US00/07883	23-Mar-2000
Ghana	AP/P/01/02285	23-Mar-2000
Greece	2004-01776	04-May-2004
Hong Kong	02106613.2	09-Sep-2002
Hong Kong	07102606.5	09-Mar-2007
Hungary	P0140962	23-Mar-2000
India	1142DELNP2005	22-Mar-2005
India	5999DELNP2007	28-Aug-2003
India	0100796DEL	23-Mar-2000
India	3702DELNP2005	22-Aug-2005
India	01432/DELNP/	09-Sep-2003
Indonesia	W00200102294	23-Mar-2000
Indonesia	W-00200702183	23-Mar-2000
Ireland	00918365.8	23-Mar-2000
Israel	167113	24-Feb-2005
Israel	144916	23-Mar-2000
Italy	00918365.8	23-Mar-2000
Japan	2004-569763	28-Aug-2003
Japan	2000-606618	23-Mar-2000
Japan	2002-569152	29-Aug-2003
Kenya	AP/P/01/02285	23-Mar-2000
Korea, Republic of	7003575/2005	28-Feb-2005
Korea, Republic of	7012156/2001	23-Mar-2000
Korea, Republic of	7027190/2006	22-Dec-2006
Korea, Republic of	7011505/2003	01-Mar-2002
Lesotho	AP/P/01/02285	23-Mar-2000
Luxembourg	00918365.8	23-Mar-2000
Malawi	AP/P/01/02285	23-Mar-2000
Mexico	2001009624	23-Mar-2000

Schedule A-10

Mexico	2005013921	19-Dec-2005
Monaco	00918365.8	23-Mar-2000
Netherlands	00918365.8	23-Mar-2000
New Zealand	513803	23-Mar-2000
Norway	20014588	23-Mar-2000
Norway	20056167	23-Dec-2005
Patent Cooperation Treaty	US03/27186	28-Aug-2003
Patent Cooperation Treaty	US00/07883	23-Mar-2000
Patent Cooperation Treaty	US02/06708	01-Mar-2002
Philippines	1200000643	20-Mar-2000
Philippines	1-2005-000469	15-Sep-2005
Portugal	1163256	04-May-2004
Russian Federation	2001128881	23-Mar-2000
Russian Federation	2006133273	06-Sep-2006
Sierra Leone	AP/P/01/02285	23-Mar-2000
Singapore	200104916-2	23-Mar-2000
South Africa	2001/6980	23-Mar-2000
South Africa	2003/6638	01-Mar-2002
Spain	00918365.8	23-Mar-2000
Sudan	AP/P/01/02285	23-Mar-2000
Swaziland	AP/P/01/02285	23-Mar-2000
Sweden	00918365.8	23-Mar-2000
Switzerland	00918365.8	23-Mar-2000
Taiwan	93109651	07-Apr-2004
Taiwan	89105381	23-Mar-2000
Taiwan	93141047	09-Jun-2000
Tanzania, United Republic of	AP/P/01/02285	23-Mar-2000
Thailand	056392	22-Mar-2000
Uganda	AP/P/01/02285	23-Mar-2000
United Kingdom	00918365.8	23-Mar-2000
United States of America	60398516	23-Jul-2002
United States of America	60407146	28-Aug-2002
United States of America	60479257	17-Jun-2003
United States of America	10651515	28-Aug-2003
United States of America	11549580	13-Oct-2006
United States of America	11549598	13-Oct-2006
United States of America	11549606	13-Oct-2006
United States of America	11549615	13-Oct-2006
United States of America	11549825	16-Oct-2006
United States of America	11549875	16-Oct-2006
United States of America	13095528	27-Apr-2011
United States of America	10526321	28-Feb-2005
United States of America	10728400	05-Dec-2003
United States of America	11674126	12-Feb-2007
United States of America	11674128	12-Feb-2007
United States of America	60550163	03-Mar-2004
United States of America	60552452	10-Mar-2004
United States of America	60190140	16-Mar-2000
United States of America	60126056	23-Mar-1999

Schedule A-11

United States of America	09535675	23-Mar-2000
United States of America	10319356	13-Dec-2002
United States of America	11551202	19-Oct-2006
United States of America	11551195	19-Oct-2006
United States of America	11552095	23-Oct-2006
United States of America	12634455	09-Dec-2009
United States of America	10329065	21-Dec-2002
United States of America	10602330	23-Jun-2003
United States of America	10606524	25-Jun-2003
United States of America	10607035	25-Jun-2003
United States of America	10607415	25-Jun-2003
United States of America	10741929	19-Dec-2003
United States of America	10876957	24-Jun-2004
United States of America	10890490	13-Jul-2004
United States of America	10949694	23-Sep-2004
United States of America	10949782	23-Sep-2004
United States of America	09820483	29-Mar-2001
United States of America	10877911	24-Jun-2004
United States of America	11564026	28-Nov-2006
United States of America	12571060	30-Sep-2009
United States of America	13183275	14-Jul-2011
United States of America	60323016	11-Sep-2001
United States of America	60340054	01-Nov-2001
United States of America	60338015	08-Nov-2001
United States of America	60343523	20-Dec-2001
United States of America	10087929	01-Mar-2002
United States of America	11696637	04-Apr-2007
United States of America	11234675	23-Sep-2005
United States of America	12633721	08-Dec-2009
United States of America	13107573	13-May-2011
United States of America	60/377570	01-May-2002
United States of America	60/124087	11-Mar-1999
Viet Nam	1-2001-01007	23-Mar-2000
Zimbabwe	AP/P/01/02285	23-Mar-2000
United States of America	09/414905	08-Oct-1999
United States of America	09/414904	08-Oct-1999
United States of America	60/140028	16-Jun-1999
United States of America	60/167495	01-Dec-1999
United States of America	60/254231	07-Dec-2000
United States of America	60/326126	26-Sep-2001
United States of America	60/167508	01-Dec-1999
Austria	08003806.0	28-Sep-2000
Belgium	08003806.0	28-Sep-2000
Canada	2386095	28-Sep-2000
Canada	2669753	28-Sep-2000
Canada	2670236	28-Sep-2000
Denmark	08003806.0	28-Sep-2000
EPC	00967114.0	28-Sep-2000

Schedule A-12

EPC	07012604.0	27-Jun-2007
EPC	08003806.0	29-Feb-2008
EPC	10181352.5	28-Sep-2000
Finland	08003806.0	28-Sep-2000
France	08003806.0	28-Sep-2000
Germany	08003806.0	28-Sep-2000
Ireland	08003806.0	28-Sep-2000
Italy	08003806.0	28-Sep-2000
Luxembourg	08003806.0	28-Sep-2000
Monaco	08003806.0	28-Sep-2000
Netherlands	08003806.0	28-Sep-2000
Patent Cooperation Treaty	US00/26848	28-Sep-2000
Australia	200079880	23-Nov-2005
Australia	2005237117	28-Sep-2000
Belgium	00970511.2	28-Sep-2000
Canada	2388939	28-Sep-2000
Germany	60040753.5-08	28-Sep-2000
EPC	00970511.2	28-Sep-2000
France	00970511.2	28-Sep-2000
United Kingdom	00970511.2	28-Sep-2000
Japan	2001533153	28-Sep-2000
Switzerland	00970511.2	28-Sep-2000
Patent Cooperation Treaty	US00/26771	28-Sep-2000
United States of America	09675470	28-Sep-2000
Portugal	08003806.0	28-Sep-2000
Spain	08003806.0	28-Sep-2000
Sweden	08003806.0	28-Sep-2000
Switzerland	08003806.0	28-Sep-2000
United Kingdom	08003806.0	28-Sep-2000
United States of America	60/157347	30-Sep-1999
United States of America	60166116	16-Nov-1999
United States of America	09675323	28-Sep-2000
United States of America	11835334	07-Aug-2007
United States of America	11835367	07-Aug-2007
United States of America	11835394	07-Aug-2007
United States of America	11835397	07-Aug-2007
United States of America	12792942	03-Jun-2010
United States of America	12957661	01-Dec-2010
United States of America	13306141	29-Nov-2011
United States of America	60157275	30-Sep-1999
United States of America	60236114	28-Sep-2000
United States of America	60236919	28-Sep-2000
United States of America	60343452	20-Dec-2001
United States of America	60442496	22-Jan-2003
United States of America	60236920	28-Sep-2000
United States of America	60257071	20-Dec-2000
Canada	2424581	09-Oct-2001
EPC	01979625.9	09-Oct-2001
Japan	532462/02	09-Oct-2001
Japan	2008-327810	24-Dec-2008

Schedule A-13

Patent Cooperation Treaty	US01/31568	09-Oct-2001
United States of America	10408466	07-Apr-2003
United States of America	60238659	06-Oct-2000
Canada	2522784	30-Mar-2004
EPC	04749530.4	31-Oct-2005
Patent Cooperation Treaty	US04/09739	30-Mar-2004
United States of America	10814503	30-Mar-2004
United States of America	11837508	11-Aug-2007
United States of America	11838154	13-Aug-2007
United States of America	12405970	17-Mar-2009
United States of America	12406033	17-Mar-2009
United States of America	12905778	15-Oct-2010
United States of America	11862153	26-Sep-2007
United States of America	60459450	01-Apr-2003
Australia	2005330504	29-Sep-2005
Australia	2011200199	19-Jan-2011
Canada	2582231	29-Sep-2005
EPC	05857726.3	29-Sep-2005
India	1349KOLNP2007	29-Sep-2005
Israel	182115	29-Sep-2005
Patent Cooperation Treaty	PCTUS05/35020	29-Sep-2005
United States of America	60609223	09-Sep-2004
United States of America	60614869	29-Sep-2004
United States of America	11241670	29-Sep-2005
United States of America	11389294	25-Mar-2006
United States of America	13030326	18-Feb-2011
United States of America	60601835	12-Aug-2004
Canada	2590404	03-Oct-2005
Israel	182011	03-Oct-2005
Patent Cooperation Treaty	US2005/035786	03-Oct-2005
United States of America	60615307	01-Oct-2004
United States of America	60628252	15-Nov-2004
United States of America	11241678	30-Sep-2005
United States of America	11242547	03-Oct-2005
United States of America	11355561	15-Feb-2006
United States of America	12968028	14-Dec-2010
United States of America	11389319	24-Mar-2006
United States of America	13252846	04-Oct-2011
United States of America	60588195	14-Jul-2004
Australia	2007300404	23-Apr-2007
Australia	2010201023	17-Mar-2010
Canada	2649940	23-Apr-2007
Peoples Republic of China	2007800224496	23-Apr-2007
Eurasian Patent Organization	200802167	23-Apr-2007
EPC	07863339.3	23-Apr-2007
India	4253KOLNP2008	23-Apr-2007
Israel	194751	23-Apr-2007
Japan	2009-506814	21-Oct-2008
Korea, Republic of	7028733/2008	23-Apr-2007

Schedule A-14

Patent Cooperation Treaty	US07/67235	23-Apr-2007
Singapore	200807866-9	23-Apr-2007
United States of America	60/843112	08-Sep-2006
United States of America	60/825569	13-Sep-2006
United States of America	60/825564	13-Sep-2006
United States of America	60/866700	21-Nov-2006
United States of America	60/868042	30-Nov-2006
United States of America	60/793792	22-Apr-2006
Canada	2484963	01-May-2003
EPC	03731065.3	01-May-2003
Japan	20040500905	01-May-2003
Patent Cooperation Treaty	US03/13477	01-May-2003
United States of America	10/427280	01-May-2003
Canada	2697160	21-Aug-2008
EPC	08798419.1	21-Aug-2008
Patent Cooperation Treaty	PCT/US0873933	21-Aug-2008
United States of America	12196271	21-Aug-2008
United States of America	60/965730	21-Aug-2007
United States of America	11/941936	17-Nov-2007
United States of America	11942689	19-Nov-2007
United States of America	12272767	17-Nov-2008
Australia	2009212314	05-Feb-2009
Canada	2712005	05-Feb-2009
Peoples Republic of China	200980104255X	05-Aug-2010
Eurasian Patent Organization	201070713/26	05-Feb-2009
EPC	09709386.8	05-Feb-2009
Hong Kong	11101901.3	25-Feb-2011
Israel	207378	03-Aug-2010
Japan	2010545285	03-Aug-2010
Korea, Republic of	1020107019161	05-Feb-2009
Patent Cooperation Treaty	US2009/033280	05-Feb-2009
Singapore	20105723-0	04-Aug-2010
United States of America	61093694	02-Sep-2008
United States of America	12370510	12-Feb-2009
United States of America	61/026472	05-Feb-2008
Australia	2009231589	03-Apr-2009
Canada	2728889	03-Apr-2009
Peoples Republic of China	2009801121621	30-Sep-2010
EPC	09726748.8	03-Apr-2009
Hong Kong	11112286.5	14-Nov-2011
Japan	2011503236	29-Sep-2010
Korea, Republic of	1020107024458	03-Apr-2009
Patent Cooperation Treaty	US0939567	03-Apr-2009
United States of America	12/418559	03-Apr-2009
United States of America	61042240	03-Apr-2008
Australia	2009256009	05-Jun-2009
Canada	2724130	05-Jun-2009
Peoples Republic of China	200980119770	29-Nov-2010
EPC	09759550.8	05-Jun-2009

Schedule A-15

Hong Kong	11105425.1	05-Jun-2009
India	5019KOLNP2010	29-Dec-2010
Israel	209693	05-Jun-2009
Japan	2011512712	29-Nov-2010
Patent Cooperation Treaty	US2009046477	05-Jun-2009
United States of America	12479626	05-Jun-2009
United States of America	61059658	06-Jun-2008
United States of America	61104083	09-Oct-2008
Patent Cooperation Treaty	US09058260	24-Sep-2009
United States of America	61100246	25-Sep-2008
United States of America	61162620	23-Mar-2009
United States of America	61184283	04-Jun-2009
United States of America	61186360	11-Jun-2009
United States of America	12566565	24-Sep-2009
United States of America	61099880	24-Sep-2008
Patent Cooperation Treaty	US1165298	15-Dec-2011
United States of America	13327701	15-Dec-2011
United States of America	61/262076	17-Nov-2009
United States of America	61423457	15-Dec-2010
United States of America	61154715	23-Feb-2009
Patent Cooperation Treaty	US1165552	16-Dec-2011
United States of America	61/262101	17-Nov-2009
United States of America	61424173	17-Dec-2010
United States of America	13328760	16-Dec-2011
United States of America	61262092	17-Nov-2009
United States of America	61261721	16-Nov-2009
Patent Cooperation Treaty	US11065482	16-Dec-2011
United States of America	13328374	16-Dec-2011
United States of America	61262133	17-Nov-2009
United States of America	61424156	17-Dec-2010
Patent Cooperation Treaty	US10/58449	30-Nov-2010
United States of America	61266092	02-Dec-2009
United States of America	61266291	03-Dec-2009
United States of America	61266416	03-Dec-2009
United States of America	61266483	03-Dec-2009
United States of America	12957273	30-Nov-2010
United States of America	61265294	30-Nov-2009
United States of America	12731692	25-Mar-2010
United States of America	12732164	25-Mar-2010
United States of America	61506517	11-Jul-2011
United States of America	61493267	03-Jun-2011
United States of America	61495891	10-Jun-2011
United States of America	61495305	09-Jun-2011

Schedule A-16

Schedule B

Assigned Trademarks Registrations and Trademark Applications

Country/region	Serial No.	Filing date
United States of America	77283239	19-Sep-2007
United States of America	77283286	19-Sep-2007
United States of America	77305598	16-Oct-2007
United States of America	77938189	17-Feb-2010
United States of America	77938224	17-Feb-2010
United States of America	77938239	17-Feb-2010
United States of America	74584448	12-Oct-1994
United States of America	76255928	11-May-2001
United States of America	78537756	23-Dec-2004
United States of America	75799566	14-Sep-1999
United States of America	74584445	12-Oct-1994
United States of America	75799567	14-Sep-1999
United States of America	74584446	12-Oct-1994
United States of America	74584447	12-Oct-1994
United States of America	75799822	14-Sep-1999
United States of America	75799574	21-Sep-1999
EPC	002336261	10-Aug-2001
United States of America	76211103	15-Feb-2001
United States of America	76252169	09-May-2001
United States of America	76264991	30-May-2001
United States of America	78906864	13-Jun-2006
United States of America	76396098	16-Apr-2002
United States of America	78231954	31-Mar-2003
United States of America	77283286	19-Sep-2007
United States of America	77305598	16-Oct-2007
United States of America	77938189	17-Feb-2010
United States of America	78231954	17-Feb-2010
United States of America	77938239	17-Feb-2010

Schedule B-1

EXHIBIT B

FORM OF BILL OF SALE

Bill of Sale

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Harbor Therapeutics, Inc., a Delaware corporation ("Seller"), does hereby grant, bargain, transfer, sell, assign, convey and deliver to Reserva, LLC ("Buyer"), all of its right, title and interest in and to the Seller Materials, as such term is defined in the Asset Purchase Agreement, dated as of December 9, 2014 (the "Purchase Agreement"), by and between Seller, Harbor Diversified, Inc., a Delaware corporation, and Buyer, to have and to hold the same unto Buyer, its successors and assigns, forever.

Buyer acknowledges that Seller makes no representation or warranty with respect to the assets being conveyed hereby except as specifically set forth in the Purchase Agreement.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of December 9, 2014.

HARBOR THERAPEUTICS, INC.
By: /s/Salvatore Zizza Name: Salvatore Zizza Title: Chairman

EXHIBIT C

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”), dated as of December 9, 2014, is made by and between Harbor Therapeutics, Inc., a Delaware corporation (the “Seller”), and Reserva, LLC (the “Buyer”).

WHEREAS, pursuant to that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of December 9, 2014, by and among the Seller, Harbor Diversified, Inc. (the “Parent”), a Delaware corporation, and Buyer, the parties have agreed to the sale by Seller and the purchase by Buyer of certain assets of Seller referred to therein as the Acquired Assets;

WHEREAS, in connection with the purchase and sale of the Acquired Assets, Seller has agreed to sell, convey, transfer and assign to Buyer, and Buyer has agreed to assume from Seller, the Assumed Liabilities; and

WHEREAS, in connection with the purchase and sale of the Acquired Assets, Seller has agreed to assign all of its rights, title and interests in, and Buyer has agreed to assume all of Seller's duties and obligations under, the Assumed Contracts.

NOW THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

1.     Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Asset Purchase Agreement.

2.     Subject to the terms of the Asset Purchase Agreement, Seller hereby grants, sells, conveys, transfers, sets over, delivers and assigns unto Buyer, its successors and assigns, all of Seller’s legal and equitable rights, privileges, interest and duties in and to the Assumed Liabilities.

3.     Subject to the terms of the Asset Purchase Agreement, Buyer hereby assumes and shall subsequently pay, discharge, and perform when due the Assumed Liabilities.

4.     Notwithstanding anything to the contrary contained herein, Buyer is not assuming any Excluded Liabilities and the parties agree that all such Excluded Liabilities shall remain the sole responsibility of Seller.

5.     Subject to the terms of the Asset Purchase Agreement, Seller hereby sells, assigns, grants, conveys and transfers to Buyer all of Seller's right, title and interest in and to the Assumed Contracts. Subject to the terms of the Asset Purchase Agreement, Buyer hereby accepts such assignment and assumes all of Seller's duties and obligations under the Assumed Contracts and agrees to pay, perform and discharge, as and when due, all of the obligations of Seller under the Assumed Contracts accruing on and after the Effective Date.

6.     Subject to the terms of the Asset Purchase Agreement, Seller hereby sells, assigns, grants, conveys and transfers to Buyer all of Seller's right, title and interest in and to the Seller Records. Subject to the terms of the Asset Purchase Agreement, Buyer hereby accepts such assignment.

7.     The terms of the Asset Purchase Agreement are incorporated herein by this reference. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Asset Purchase Agreement, the terms and conditions of the Asset Purchase Agreement shall govern, supersede and prevail, and nothing in this Agreement shall be deemed to supersede, enlarge or modify any of the provisions of the Asset Purchase Agreement, all of which survive the execution and delivery of this Agreement as provided and subject to the limitations set forth in the Asset Purchase Agreement.

8.     All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement. Any provision of this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, only with the written agreement of Buyer and Seller.

9.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles of such state.

10.     This Agreement may be executed in counterparts (including by means of facsimile or electronic delivery in portable document format), each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date first above written.

Harbor Therapeutics, Inc.

By:	/s/ Salvatore Zizza
Name: Salvatore Zizza
Title: Chairman

Reserva, LLC

By:
Name: Terren Peizer
Title: Chairman & Managing Member

3